UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3416

THE CALVERT FUND
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: six months ended March 31, 2005

Item 1. Report to Stockholders.

Calvert INVESTMENTS THAT MAKE A DIFFERENCE (R)

March 31, 2005

Semi-Annual Report

Calvert Income Fund

An Ameritas Acacia Company

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President's Letter
1

Portfolio Management Discussion
4

Shareholder Expense Example
8

Schedule of Investments
10

Statement of Assets and Liabilities
19

Statement of Operations
20

Statements of Changes in Net Assets
21

Notes to Financial Statements
23

Financial Highlights
28

Explanation of Financial Tables
32

Proxy Voting and availability of Quarterly Portfolio Holdings
34

Basis for Board's Approval of Investment Advisory Contract
34

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Dear Shareholder:

The six-month reporting period ended March 31, 2005, saw solid economic growth and rising corporate profits. However, it was a challenging period for fixed-income investors as rising interest rates, creeping inflation, and higher commodity prices affected the markets.

As expected, the Federal Reserve continued its series of rate increases during the reporting period, bringing the Fed funds rate 1.0% closer to the historically more neutral level of 3.5% to 4.0% that we believe the Fed is aiming for. While a rising interest-rate environment offers higher yields for money market investors, it can present challenges to bond-fund investors as the value of existing bonds decline. Over the long term, however, higher interest rates can also mean higher returns on reinvested bond income.

Your Investments

Calvert continues to strive toward our dual goals of favorable investment results and a positive impact on corporate responsibility. On the investment side, we are pleased that several Calvert fixed-income funds, including Calvert Income Fund and Calvert Short Duration Income Fund, received industry recognition for their excellence.

Barron's once again named Calvert among "The Best Mutual Fund Families" in its February 7, 2005 issue. This annual issue also ranked Calvert in first place for its taxable bond funds.1

The Calvert Short Duration Income Fund celebrated its third anniversary with a first-place ranking since inception and second-place ranking for the three-year period ending March 31, 2005 in the Lipper Short-Term Investment Grade Debt Funds category. The ranking was among 133 and 139 funds, respectively.2

In January, Calvert established a long-term fixed-income fund to complement our other corporate bond funds. Managed by Calvert Asset Management Company, the Calvert Long-Term Income Fund features the same proven active investment strategy as Calvert Income Fund and Calvert Short Duration Income Fund.

A Long-Term Perspective

We know that you may be concerned about the performance of your bond portfolios in an environment of rising interest rates. But we also know -- and want you to know -- that both rising and falling interest rates can actually offer advantages to bond fund investors. And regardless of interest rates, bond funds can play an important role in diversifying your portfolio and providing investment income.

A transitioning market such as we're experiencing now demonstrates why Calvert strongly encourages investors to work with a financial professional. A financial advisor can provide important insights into investment markets and personal financial planning, as well as the guidance to create and maintain a sound asset allocation strategy to help your portfolio weather all market environments.

Thank you for your continued investment with Calvert, and we look forward to serving you in the year ahead.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2005

1. Each fund was given a preliminary ranking, or percentile, in its category--taxable bond funds--and then measured with its peers tracked by Lipper for a one-year period ended 12/21/04. Each fund's returns were calculated for the one-year period (2004) and adjusted for 12b-1 fees. Each fund family's category ranking was weighed, according to overall asset mix in Lipper's database. Results from 73 fund complexes were compiled by Lipper for the tenth annual Fund Families Survey by Barron's. Performance data quoted represents past performance, which does not guarantee future results.

2. Past performance is no guarantee of future results. Calvert Short Duration Income Fund's inception date is 1/31/02. As of 3/31/05, Calvert Short Duration Income Fund was rated 15/206 funds, 2/139 funds, and 1/133 funds for 1 and 3 years and Since inception in the Lipper Short Investment Grade Debt Funds category. Lipper rankings are based on total returns. The returns assume reinvestment of dividends and capital gains but exclude the effects of any applicable sales loads. Source: Lipper, Inc.

Portfolio Management Discussion

Gregory Habeeb
Senior Portfolio Manager

Matt Nottingham, CFA
Portfolio Manager
of Calvert Asset Management Company

Performance

For the six-month reporting period ended March 31, 2005, Calvert Income Fund(R) Class A shares returned 1.47%, comparing favorably to the benchmark Lehman U.S. Credit Index (at 0.20%) and to the Fund's peer group, represented by the Lipper Corporate Debt Funds BBB-Rated Average at 0.89%.

Investment Climate

Over the six-month reporting period, the Federal Open Market Committee (FOMC) raised the target Fed funds rate 0.25% at each of its four scheduled meetings. These increases totaled 1.00% overall, raising short-term rates to 2.75%. The benchmark 10-year Treasury yield moved 0.33% higher, to 4.5%.

The U.S. economy grew at a firm pace of approximately 4% annualized, as measured by GDP (gross domestic product). New-job gains were moderate, averaging 174,000 monthly. The U.S. dollar fell 4% versus other major currencies, and light crude oil rose 11% per barrel. Inflation moved a bit higher as the effects of higher commodity prices crept into various core inflation measures, leading the FOMC to address inflation in its March monetary policy statement.

On February 16, Federal Reserve Chairman Greenspan stirred up bond bears when he characterized the persistence of very low long-term interest rates as a "conundrum." This characterization suggested that rates might be artificially low. Combined with the more hawkish March FOMC statement, these sentiments caused bond yields to begin rising in earnest near the end of the reporting period. On balance, however, yields remain quite low on a relative, historical basis, and we believe an upward drift is likely to occur this year.

Portfolio Strategy

The Fund's relative return was positively impacted by several strategic decisions. First, we held high-quality bonds in a period when high-quality issues outperformed lower-rated corporate bonds. Additionally, the Fund's high allocation to floating-rate issues -- whose coupons reset as interest rates rise -- helped returns as the FOMC continued to hike rates. The Fund's strategic yield-curve positioning, favoring short-term bonds, was another driver of performance. The Fund benefited as short-term interest rates rose (six-month Treasury bill yields were up 1.13%; 10-year Treasury notes were up 0.36%). Finally, the Fund had a large position in long-term, zero-coupon bonds to benefit from any continued rally in long-term Treasury rates. The yields for long-term, zero-coupon bonds also looked attractive relative to other long-term fixed income securities. And, during the reporting period, 30-year Treasuries and longer-term corporate bonds did outperform shorter-term securities. Both were wins for the position in long-term, zero-coupon bonds. Fund duration was a relatively neutral contributor to performance over the reporting period. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

For the reporting period

We continued to position the Fund for higher interest rates, generally falling prices in the corporate sector, and some additional compression between long- and short-term interest rates as the Fed continued to raise short-term rates. The allocation to floating-rate notes, and concentration in high-quality bonds over those that are rated lower, supported that strategy. While we continued to expect higher short-term rates, with the Fed continuing to "tighten," we reduced the yield-curve-flattening strategy that had been so successful previously. We focused on adding variable-rate securities that have coupons that typically reset quarterly, thereby benefiting from continued Fed rate increases.

Going forward

We intend to maintain our underweight to lower-quality bonds in favor of higher-quality bonds until the price differences between the two widen to what we believe are attractive levels. In addition, we have extended duration slightly, in line with our strategy to extend as rates rise. Despite our slightly increased duration position, the Fund remains shorter than does our benchmark. Our allocation to floating-rate notes should position the Fund well as the FOMC continues to raise short-term interest rates.

Outlook

Monetary policy is currently focused on restoring the target Fed funds rate to a more neutral level that is neither overly accommodative nor restrictive. We believe that level is, at a minimum, 3.5% and would not be surprised to see it move higher. As a result, we expect the FOMC to continue its campaign of steady rate hikes unless the economy shows signs of great strain. The FOMC may increase the amount of each rate hike if inflation expectations increase significantly.

Of course, much will depend on economic data going forward. In a growing economy, a rising Fed funds rate should push money-market rates higher. Over the past year, the issuance of commercial paper increased modestly as corporations returned to borrowing to expand business. We expect that trend to continue in 2005 and the new supply to be easily absorbed by investors looking for extra yield in the money markets. In addition, a persistent U.S. budget deficit means the Treasury should maintain a ready supply of Treasury bills.

Going forward, we believe the Fund continues to be well positioned for rising interest rates and the current bond market environment.

April 2005

Portfolio Statistics

March 31, 2005

Investment Performance
(total return at NAV)
	6 Months	12 Months
	ended	ended
	3/31/05	3/31/05
Class A	1.47%	2.64%
Class B	1.17%	1.92%
Class C	1.18%	1.93%
Class I	1.88%	3.32%
Lehman U.S.
Credit Index**	0.20%	0.84%
Lipper Corporate
Debt Funds
BBB-Rated Avg.**	0.89%	1.57%

Maturity Schedule
Weighted Average
3/31/05	9/30/04
12 years	11 years

SEC Yields
	30 days ended
	3/31/05	9/30/04
Class A	3.38%	2.58%
Class B	2.77%	1.95%
Class C	2.80%	1.97%
Class I	4.16%	3.31%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

TR represents total return.

** Source: Lipper Analytical Services, Inc.

Portfolio Statistics
March 31, 2005
Average Annual Total Returns
(with max. load)

Class A Shares
One year	(1.22%)
Five year	7.11%
Ten year	8.44%

Class B Shares
One year	(2.08%)
Five year	7.10%
Since inception	7.05%
(8/1/99)
Class C Shares
One year	0.93%
Since inception	7.61%
(8/1/00)
Class I Shares
One year	3.32%
Five year	8.53%
Since inception	8.67%
(3/1/99)

PERFORMANCE COMPARISON

Comparison of change in value of $10,000 investment. (Source:Lipper Analytical Services, Inc.)

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 3.75%. No sales charge has been applied to the indices used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another Class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Portfolio Statistics
March 31, 2005

Sector Distribution	% of Total Investments
Asset Backed Securities	10.6%
Bank	6.1%
Brokerage	7.6%
Cash Equivalent	2.3%
Equity Securities	4.6%
Financial Services	8.7%
Government Agency Obligations	3.9%
Government Obligations	6.6%
Industrial	21.3%
Industrial - Finance	9.0%
Insurance	5.6%
Municipal Obligations	7.3%
Real Estate Investment Trust	1.5%
Sovereign Obligations	0.2%
Transportation	2.8%
Utility	1.9%
Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2004 to March 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	10/1/04	3/31/05	10/1/04 - 3/31/05
Class A
Actual	$1,000.00	$1,014.70	$6.02
Hypothetical	$1,000.00	$1,009.48	$6.04
(5% return per
year before taxes)
Class B
Actual	$1,000.00	$1,011.10	$9.71
Hypothetical	$1,000.00	$1,015.27	$9.73
(5% return per
year before taxes)
Class C
Actual	$1,000.00	$1,011.20	$9.54
Hypothetical	$1,000.00	$1,015.44	$9.56
(5% return per
year before taxes)
Class I
Actual	$1,000.00	$1,017.60	$2.76
Hypothetical	$1,000.00	$1,022.20	$2.76
(5% return per
year before taxes)

* Expenses are equal to the Fund's annualized expense ratio of 1.20%, 1.94%, 1.90% and 0.55% for Class A, Class B, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by 182/365.

Schedule of Investments
March 31, 2005

	Principal
Corporate Bonds - 74.6%	Amount	Value
ACLC Business Loan Receivables Trust:
7.385%, 8/15/20 (e)	$13,000,000	$10,911,875
7.585%, 1/15/21 (e)	165,895	166,029
8.745%, 1/15/21 (e)	7,249,552	6,032,986
3.46%, 10/15/21 (e)(r)	9,610,928	9,073,316
Agfirst Farm Credit Bank:
8.393%, 12/15/16 (r)	14,450,000	16,334,844
7.30%, 10/14/49 (e)	19,950,000	20,961,465
Alliant Master Trust, 3.24%, 6/20/06 (e)(r)	19,000,000	19,007,790
American Airlines, Inc.:
3.673%, 9/23/07 (r)	14,665,818	14,714,509
3.857%, 7/9/10	5,364,957	5,177,559
APL Ltd., 8.00%, 1/15/24	9,525,000	10,120,312
ASIF Global Financing Corp., 3.25%, 3/14/08 (e)(r)	59,200,000	59,208,288
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (e)	49,891,000	30,682,965
Atmos Energy Corp., 3.035%, 10/15/07 (r)	17,900,000	17,895,346
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	14,620,000	16,671,917
BAC Capital Trust VI, 5.625%, 3/8/35	5,000,000	4,787,315
BAE Systems Asset Trust, 6.664%, 9/15/13 (e)	20,881,330	22,470,817
Banco Santander Chile, 3.31%, 12/9/09 (e)(r)	4,000,000	3,998,800
Bayview Research Center Lease Finance Trust, 6.33%, 1/15/37 (e)	19,400,000	21,151,820
Bear Stearns Co's, Inc., 3.43%, 10/28/14 (r)	51,200,000	51,379,712
Belvoir Land LLC, 5.03%, 12/15/25	1,485,000	1,427,189
BF Saul (REIT), 7.50%, 3/1/14	18,300,000	18,940,500
Brascan Corp., 7.125%, 6/15/12	12,675,000	14,084,333
Camp Pendleton and Quantico Military Housing LLC,
5.937%, 10/1/43 (e)	20,800,000	21,755,968
Centex Corp., 2.993%, 8/1/07 (r)	12,400,000	12,410,540
Chase Funding Mortgage Loan:
4.045%, 5/25/33	4,800,000	4,764,432
5.416%, 5/25/33	20,000,000	20,289,200
Chase Manhattan Auto Owner Trust, 1.45%, 10/15/06	5,160,961	5,145,317
Chevy Chase Bank FSB, 6.875%, 12/1/13	14,486,000	14,974,903
Chugach Electric Association, Inc., 6.55%, 3/15/11	2,780,000	3,029,391
Cinergy Global Resources, Inc., 6.20%, 11/3/08 (e)	3,500,000	3,694,530
CIT Group, Inc.:
3.16%, 7/29/05 (r)	3,000,000	3,003,750
2.85%, 8/18/06 (r)	13,800,000	13,794,894
Citizens Property Insurance Corp., 7.125%, 2/25/19 (e)	1,400,000	1,568,350
Clorox Co., 3.125%, 12/14/07 (e)(r)	5,000,000	5,005,215
CNL Funding, Inc.:
7.721%, 8/25/09 (e)	10,626,633	10,990,742
Franchise Loan Trust Certificates, Interest only, 0.9408%,
8/18/16, (e)(r)	90,254,101	3,792,477
Compass Bank, 5.50%, 4/1/20	1,000,000	998,170
Computer Associates International, Inc., 6.375%, 4/15/05	38,442,000	38,576,547
Continental Airlines, Inc., 3.85%, 12/6/07 (r)	10,350,000	10,436,423
Convergys Corp., 4.875%, 12/15/09	16,300,000	15,875,793
Countrywide Asset-Backed Certificates, 3.30%, 11/25/34 (r)	19,120,000	19,168,947

	Principal
Corporate Bonds - Cont'd	Amount	Value
Countrywide Home Loans, Inc.:
2.98%, 8/26/05 (r)	$850,000	$849,745
3.04%, 11/30/05 (r)	9,500,000	9,466,655
3.05%, 11/16/07 (r)	5,000,000	5,003,420
COX Communications, Inc., 3.55%, 12/14/07 (e)(r)	10,000,000	9,997,500
CSX Corp., 3.05%, 8/3/06 (r)	32,250,000	32,305,921
Daimler-Chrysler North American Holding Corp.:
3.89%, 9/26/05 (r)	45,300,000	45,418,233
3.15%, 11/17/06 (r)	8,850,000	8,859,381
Delta Air Lines, Inc., 3.45%, 1/25/08 (r)	8,918,030	8,930,159
Deluxe Corp., 5.125%, 10/1/14	12,885,000	12,214,078
Dime Community Bancshares, Inc.:
9.25%, 5/1/10 (e)	2,000,000	2,312,500
9.25%, 5/1/10	500,000	578,125
Dobie Center Properties Ltd., 6.75%, 5/1/28 (e)	8,510,000	9,570,857
Duke Realty LP, 3.31%, 12/22/06 (r)	12,900,000	12,897,936
E*Trade Financial Corp., 8.00%, 6/15/11	13,650,000	14,196,000
Eastern Energy Ltd., 6.75%, 12/1/06 (e)	3,850,000	4,003,711
Evangelical Lutheran Good Samaritan Society Fund,
6.78%, 11/1/05	2,000,000	2,035,046
FedEx Corp., 2.84%, 4/1/05 (r)	48,500,000	48,500,000
FFCA Secured Lending Corp., 6.37%, 9/18/25 (e)	5,505,303	5,558,771
First Republic Bank, 7.75%, 9/15/12	32,066,000	35,217,126
FMAC Loan Receivables Trust, 6.66%, 1/15/12 (e)	10,121,187	8,967,776
Ford Motor Co.:
8.90%, 1/15/32	4,860,000	4,935,962
9.98%, 2/15/47	9,089,000	10,277,569
Ford Motor Credit Co.:
2.898%, 4/28/05 (r)	1,500,000	1,499,580
4.10%, 5/20/05	1,600,000	1,599,328
3.10%, 7/18/05 (r)	10,060,000	10,059,095
7.60%, 8/1/05	8,000,000	8,069,440
4.00%, 3/21/07 (r)	49,050,000	49,140,939
4.95%, 1/15/08	11,000,000	10,615,990
7.00%, 10/1/13	19,270,000	18,675,520
General Electric Capital Corp.:
2.98%, 3/4/08 (r)	15,000,000	14,995,200
4.875%, 3/4/15	5,000,000	4,879,800
General Motors Acceptance Corp.:
3.70%, 3/20/07 (r)	4,400,000	4,179,780
4.203%, 9/23/08 (r)	34,000,000	31,001,200
6.75%, 12/1/14	51,234,000	44,194,448
8.00%, 11/1/31	4,500,000	3,928,365
General Motors Corp.:
8.80%, 3/1/21	22,725,000	20,777,013
8.25%, 7/15/23	6,900,000	5,952,354
Step Coupon, 0.00% to 3/15/16, 7.75% thereafter to 3/15/36	6,875,000	2,015,475
Global Signal Trust I, 3.711%, 1/15/34 (e)	9,009,917	8,801,560
Global Signal Trust II, 4.232%, 12/15/14 (e)	11,900,000	11,602,845
Golden Securities Corp., 2.99%, 12/2/13 (e)(r)	25,850,000	25,859,047
Golden State Petroleum Transport Corp., 8.04%, 2/1/19	13,166,000	14,139,231

	Principal
Corporate Bonds - Cont'd	Amount	Value
Goldman Sachs Group, Inc.:
3.12%, 3/2/10 (r)	$8,575,000	$8,564,281
2.99%, 10/7/11 (r)	26,700,000	26,699,199
6.345%, 2/15/34	4,985,000	5,159,276
Greater Bay Bancorp, 5.25%, 3/31/08	7,250,000	7,173,585
HBOS Treasury Services PLC, 3.80%, 1/30/08 (e)	3,900,000	3,842,358
HCA, Inc.:
6.91%, 6/15/05	14,010,000	14,087,615
6.375%, 1/15/15	11,895,000	11,831,600
7.69%, 6/15/25	3,633,000	3,747,476
Hertz Corp., 8.25%, 6/1/05	3,300,000	3,323,100
HSBC Finance Corp.:
2.84%, 3/24/06 (r)	5,000,000	4,999,130
4.125%, 3/11/08	5,000,000	4,957,450
3.08%, 11/16/09 (r)	26,700,000	26,805,198
Huntington Bancshares, Inc., 3.14%, 12/1/05 (r)	6,500,000	6,505,830
IKON Receivables LLC, 3.05%, 12/15/07 (r)	3,175,227	3,176,336
Impac CMB Trust:
3.28%, 11/25/32 (r)	11,736,379	11,835,786
3.20%, 10/25/33 (r)	10,044,595	10,056,749
3.17%, 9/25/34 (r)	10,921,304	10,934,846
3.11%, 4/25/35 (r)	23,770,418	23,793,950
3.16%, 4/25/35 (r)	8,517,733	8,526,336
Ingersoll-Rand Co. Ltd., 6.015%, 2/15/28	10,190,000	11,088,452
Interpool Capital Trust, 9.875%, 2/15/27	47,283,000	48,465,075
Interpool, Inc., 7.35%, 8/1/07	6,505,000	6,667,625
iStar Financial, Inc., 3.30%, 3/3/08 (r)	4,000,000	3,998,560
Jackson National Life Global Funding LLC, 2.74%, 4/20/07 (e)(r)	5,000,000	4,995,050
JC Penney Co., Inc.:
6.875%, 10/15/15	2,000,000	1,820,000
7.65%, 8/15/16	1,000,000	940,000
7.95%, 4/1/17	1,795,000	1,705,250
JetBlue Airways Corp., 3.385%, 12/15/13 (r)	2,964,804	2,973,105
JP Morgan Chase Capital XV, 5.875%, 3/15/35	14,750,000	14,303,960
Kimco Realty Corp., 2.943%, 8/1/06 (r)	9,900,000	9,907,177
Kinder Morgan Energy Partners LP, 5.80%, 3/15/35	14,680,000	13,949,964
Kinder Morgan, Inc., 5.15%, 3/1/15	2,000,000	1,977,440
La Quinta Inns, Inc., 7.27%, 2/26/07	1,750,000	1,798,125
Land O'Lakes Capital Trust I, 7.45%, 3/15/28 (e)	5,590,000	3,913,000
Lehman Brothers Holdings, Inc., 3.021%, 11/10/09 (r)	5,000,000	4,987,500
Lennar Corp., 3.348%, 8/20/07 (r)	14,000,000	13,995,100
Leucadia National Corp.:
7.00%, 8/15/13	22,190,000	22,162,262
3.75%, 4/15/14 (e)	7,557,000	7,433,065
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	51,271,000	1,089,509
8.30%, 12/1/37 (e)(m)*	33,720,000	716,550
8.45%, 12/1/97 (e)(m)*	1,000,000	21,250
Masco Corp., 3.21%, 3/9/07 (e)(r)	21,500,000	21,538,893
Massachusetts Institute of Technology, 7.25%, 11/2/96	1,300,000	1,664,169

	Principal
Corporate Bonds - Cont'd	Amount	Value
Meridian Funding Co. LLC:
3.35%, 8/30/07 (e)(r)	$13,220,000	$13,221,124
2.751%, 10/6/08 (e)(r)	33,250,000	33,227,922
3.15%, 10/15/14 (e)(r)	39,250,000	39,238,460
Merrill Lynch & Co., Inc.:
3.01%, 7/21/09 (r)	24,300,000	24,372,657
2.99%, 2/5/10 (r)	60,000,000	60,048,480
Michigan Consolidated Gas Co., 7.21%, 5/1/07	500,000	529,121
Morgan Stanley Group, Inc., 2.795%, 1/18/08 (r)	29,000,000	28,999,130
National Capital Trust II, 5.486%, 12/29/49 (e)	10,000,000	9,998,300
Nationwide Health Properties, Inc., 6.59%, 7/7/38	1,890,000	1,935,814
New Valley Generation, 4.929%, 1/15/21	2,586,730	2,558,146
New York State Community Statutory Trust II, 6.375%,
12/28/31 (e)(r)	3,500,000	3,517,500
NYMAGIC, Inc., 6.50%, 3/15/14	11,000,000	10,638,298
Overseas Private Investment Corp., 4.05%, 11/15/14	8,168,000	7,914,874
Overseas Shipholding Group, Inc., 7.50%, 2/15/24	20,125,000	20,225,625
Pacific Gas & Electric Co., 3.26%, 4/3/06 (r)	3,403,000	3,404,633
Pacific Pilot Funding Ltd., 3.039%, 10/20/16 (e)(r)	6,400,000	6,365,120
Parker & Parsley Petroleum Co., 8.875%, 4/15/05	1,700,000	1,702,635
Pedernales Electric Cooperative, Inc., 5.952%, 11/15/22 (e)	3,400,000	3,510,058
PF Export Receivables Master Trust, 3.748%, 6/1/13 (e)	25,262,685	23,854,796
Post Apartment Homes LP Floating Rate, 2.86%, 7/15/29 (r)	13,200,000	13,200,000
Preferred Term Securities IX Ltd., 3.299%, 4/3/33 (e)(r)	1,000,000	1,013,270
Premium Asset Trust, 2.86%, 10/8/09 (e)(r)	33,700,000	33,690,598
Prudential Holdings LLC, 7.245%, 12/18/23 (e)	7,995,000	9,319,532
Public Service Electric & Gas Co., 6.375%, 5/1/08	1,000,000	1,051,540
Public Steers Trust, 6.646%, 11/15/18	5,185,287	4,861,206
RBS Capital Trust I, 3.893%, 9/29/49 (r)	28,285,000	28,802,050
RC Trust I, Preferred, 7.00%, 5/15/06	22,750,000	23,870,665
Residential Asset Security Corp., 5.221%, 2/25/34	5,000,000	4,740,750
Ryder System, Inc., 4.625%, 4/1/10	2,000,000	1,977,540
SCANA Corp., 3.109%, 3/1/08 (r)	2,000,000	1,999,460
Scottish Power Plc, 5.81%, 3/15/25	4,985,000	5,010,922
Shopping Center Associates, 7.625%, 5/15/05 (e)	2,350,000	2,360,622
Skandinaviska Enskilda Banken AB, 5.471%, 3/29/49 (e) (r)	12,250,000	12,254,189
SLM Student Loan Trust, 3.23%, 12/15/17 (r)	10,000,000	10,041,000
Small Business Administration, 5.038%, 3/10/15	7,000,000	7,012,689
Sociedad Concesionaria Autopista Central SA,
6.223%, 12/15/26 (e)	18,185,000	19,155,352
Southern California Edison Co., 2.93%, 1/13/06 (r)	1,500,000	1,503,315
Southern California Gas Co., 3.08%, 12/1/09 (r)	5,900,000	5,897,935
Southwest Airlines, Co., 5.125%, 3/1/17	1,935,000	1,819,210
Sovereign Bancorp, Inc., 3.203%, 8/25/06 (r)	25,800,000	25,790,712
Sovereign Bank, 4.00%, 2/1/08	17,350,000	17,142,720
Sovereign Bank Lease Pass-Through Trust, 12.18%, 6/30/20 (e)	8,320,576	12,952,474
SPARCS Trust 99-1, Step Coupon, 0.00% to 4/15/19, 7.697%
thereafter to 10/15/97 (e)	26,500,000	8,036,920
Sterling Equipment, Inc., 6.125%, 9/28/19	352,440	377,639

	Principal
Corporate Bonds - Cont'd	Amount	Value
TIERS Trust:
8.45%, 12/1/17 (n)*	$8,559,893	$128,398
7.697%, 4/15/18 (e)	5,656,702	5,273,345
Step coupon, 0.00% to 10/15/28, 7.697%
thereafter to 10/1/97 (e)	15,000,000	1,276,857
Step coupon, 0.00% to 10/15/33, 7.697%
thereafter to 10/15/97 (e)	12,295,000	637,680
Step coupon, 0.00% to 4/15/18, 7.697%
thereafter to 10/15/97 (e)	13,500,000	3,008,041
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/10 (e)	22,100,000	17,370,114
2/15/11 (e)	7,600,000	5,620,109
2/15/13 (e)	17,000,000	11,143,126
2/15/14 (e)	21,900,000	13,603,995
2/15/19 (e)	5,000,000	2,292,390
2/15/29 (e)	26,940,000	6,749,143
2/15/30 (e)	21,000,000	4,904,949
2/15/32 (e)	26,940,000	5,597,620
2/15/33 (e)	23,520,000	4,609,332
2/15/45 (e)	395,870,000	46,452,870
TXU Energy Co. LLC, 3.42%, 1/17/06 (e)(r)	6,650,000	6,649,348
Tyco International Group SA:
6.375%, 6/15/05	3,860,000	3,881,153
Participation Certificate Trust, 4.436%, 6/15/07 (e)	9,250,000	9,253,062
United Energy Ltd., 6.00%, 11/1/05 (e)	3,800,000	3,838,988
United Parcel Services, Inc., 2.40%, 3/27/50 (r)	2,030,000	2,031,137
US Oncology Holdings, Inc., 8.62%, 3/15/15 (e)(r)	5,000,000	4,750,000
Vale Overseas Ltd., 8.25%, 1/17/34	7,990,000	8,269,650
VW Credit, Inc., 2.93%, 7/21/05 (e)(r)	23,800,000	23,801,119
Westfield Capital Corp Ltd., 3.05%, 11/2/07 (e)(r)	21,000,000	21,036,183
Westinghouse Air Brake Technologies Corp., 6.875%, 7/31/13	2,000,000	1,990,000
William Street Funding Corp.:
2.993%, 4/23/06 (e)(r)	68,050,000	68,100,493
3.213%, 4/23/09 (e)(r)	19,000,000	19,225,560
Wisconsin Energy Corp., 6.50%, 4/1/11	4,400,000	4,773,956
World Financial Network, Credit Card Master Note Trust,
3.18%, 5/15/12 (r)	3,900,000	3,921,090

Total Corporate Bonds (Cost $2,474,322,184)		2,426,023,850

	Principal
Taxable Municipal Obligations - 6.0%	Amount	Value
Alameda California Corridor Transportation Authority
Revenue Bonds, Zero Coupon:
10/1/26	$18,175,000	$5,479,944
10/1/27	5,175,000	1,477,307
10/1/28	20,000,000	5,400,000
California Statewide Communities Development Authority
Revenue Bonds, Zero Coupon:
6/1/15	1,205,000	706,516
6/1/17	1,835,000	952,695
6/1/19	1,975,000	906,031
6/1/21	2,125,000	863,302
6/1/22	2,205,000	845,573
6/1/23	1,795,000	649,593
6/1/24	2,375,000	812,416
6/1/25	1,385,000	449,031
6/1/26	1,440,000	441,677
Chicago Illinois O'Hare International Airport Revenue Bonds,
5.30%, 1/1/20	5,260,000	5,227,756
Denver Colorado City and County COPs, Zero Coupon, 12/15/16	21,495,000	11,496,601
Eugene Oregon Electric Utilities Revenue Bonds,
Zero Coupon, 8/1/25	1,500,000	481,620
Fairfield California Pension Obligation Revenue Bonds,
5.34%, 6/1/25	1,960,000	1,961,372
Fort Irwin California Revenue Bonds, 5.03%, 12/15/25	6,800,000	6,514,264
Grant County Washington Public Utility District Revenue Bonds,
4.76%, 1/1/13	400,000	396,144
Howell Township New Jersey School District GO Bonds,
5.30%, 7/15/19	660,000	648,919
Indiana State Bond Bank Revenue Bonds:
5.07%, 1/15/16	1,000,000	983,620
5.12%, 1/15/17	2,720,000	2,672,590
5.22%, 1/15/18	2,510,000	2,477,571
5.32%, 1/15/19	3,595,000	3,560,093
5.37%, 7/15/19	1,550,000	1,549,860
5.47%, 1/15/20	1,600,000	1,609,120
Indianapolis Indiana Local Public Improvement Bond
Bank Revenue Bonds:
5.09%, 7/15/18	1,855,000	1,824,968
5.13%, 1/15/19	3,970,000	3,915,690
5.17%, 7/15/19	4,075,000	4,034,128
Kalamazoo Michigan Building Authority GO Bonds,
5.00%, 10/1/20	730,000	707,793
Long Beach California Building Finance Authority Revenue Bonds:
5.34%, 8/1/35	5,000,000	4,850,650
5.44%, 8/1/40	5,000,000	4,827,850
Metropolitan Washington DC Airport Authority System
Revenue Bonds:
5.59%, 10/1/25	2,785,000	2,785,000
5.69%, 10/1/30	2,835,000	2,835,000
New Jersey State Economic Development Authority Revenue Bonds,
Zero Coupon, 2/15/19	138,285,000	65,899,717
.	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
New York State Sales Tax Asset Receivables Corp. Revenue Bonds:
3.60%, 10/15/08	$1,500,000	$1,457,505
4.06%, 10/15/10	1,000,000	969,850
Northwest Washington Electric Energy Revenue Bonds,
4.06%, 7/1/09	1,150,000	1,125,206
Oregon School Boards Association GO Bonds, Zero Coupon:
6/30/06	7,585,000	7,217,507
6/30/17	18,000,000	9,354,420
6/30/19	7,400,000	3,401,262
6/30/20	4,500,000	1,945,530
Pembroke Pines Florida Communications Services
Tax Revenue Bonds, 4.75%, 10/1/19	5,295,000	5,018,283
Philadelphia Pennsylvania IDA Revenue Bonds,
Zero Coupon, 4/15/19	3,145,000	1,464,092
South Carolina Medical University Hospital Authority Facilities
Revenue Bonds:
5.33%, 2/15/18	6,340,000	6,264,047
5.38%, 2/15/19	5,685,000	5,635,313

Total Taxable Municipal Obligations (Cost $184,811,760)		194,097,426

U.S. Government Agencies
and Instrumentalities - 3.1%
Central American Bank For Economic Integration AID Bonds,
Guaranteed by the United States Agency of International
Development, 6.79%, 10/1/10	4,743,618	4,967,232
Federal Home Loan Bank:
3.65%, 3/28/07	14,500,000	14,407,040
2.10%, 4/30/07	12,800,000	12,737,664
Federal Home Loan Bank Discount Notes, 4/1/05	44,300,000	44,300,000
Freddie Mac:
4.15%, 3/24/08	17,800,000	17,677,358
4.10%, 1/28/14	5,000,000	4,836,950
Ginnie Mae, 11.00%, 10/15/15	656	737
Kingdom of Jordan, Guaranteed by the United States Agency of
International Development, 8.75%, 9/1/19	1,682,660	2,070,160

Total U.S. Government Agencies and Instrumentalities
(Cost $101,353,352)		100,997,141

	Principal
U.S. Treasury Obligations - 6.4%	Amount	Value
United States Treasury Bonds, 5.375%, 2/15/31	$37,160,000	$40,504,400
United States Treasury Notes:
3.375%, 2/15/08	3,000,000	2,954,520
3.625%, 1/15/10	600,000	585,654
3.50%, 2/15/10	925,000	897,685
4.00%, 3/15/10	44,450,000	44,095,734
5.75%, 8/15/10	2,420,000	2,596,950
4.25%, 11/15/14	2,903,000	2,842,676
4.00%, 2/15/15	118,953,000	114,268,631

Total U.S. Treasury Obligations (Cost $207,699,398)		208,746,250

Commercial Paper - 1.4%
Public Service Enterprise Group, Inc., 3.35%, 5/31/05	47,250,000	47,250,000

Total Commercial Paper (Cost $47,250,000)		47,250,000

Repurchase Agreements - 0.8%
State Street Bank Repurchase Agreement, 2.30%, 4/1/05	25,500,000	25,500,000
(Repurchase proceeds $25,501,629)
(Collateral: 18,947,030, U.S. Treasury Bill, 4/28/05, $7,323,770,
U.S. Treasury Bonds, 7.25%, 8/15/22)

Total Repurchase Agreements (Cost $25,500,000)		25,500,000

Equity Securities - 4.4%	Shares
Conseco, Inc.:
Preferred	1,077,900	28,564,350
Warrants, (strike price $27.60/share, expires 9/10/08) *	4,955	13,875
First Republic Capital Corp., Preferred (e)	6,050	6,352,500
First Tennessee Bank, Preferred (e)	3,150	3,150,984
Ford Motor Co. Capital Trust II, Preferred	205,200	9,303,768
General Motors Corp. Preferred	798,000	16,598,400
HSBC USA, Inc., Preferred	587,600	15,448,004
Manitoba Telecom Services, Inc.	8,310	318,001
MFH Financial Trust I, Preferred (e)	400,000	39,600,000
Richmond County Capital Corp., Preferred (e)	17	1,724,438
Roslyn Real Estate Asset Corp., Preferred	222	22,317,938

Total Equity Securities (Cost $144,040,772)		143,392,258

Total Investments (Cost $3,184,977,466) - 96.7%		3,146,006,925
Other assets and liabilities, net - 3.3%		107,067,117
Net Assets - 100%		$3,253,074,042

			Underlying	Unrealized
	# of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Purchased:
2 Year U.S. Treasury Notes	200	6/05	41,378,125	$62,803
Total Purchased				$62,803

Sold:
10 Year U.S. Treasury Notes	53	6/05	5,791,078	($31,641)
U.S. Treasury Bonds	25	6/05	2,784,375	(17,737)
Total Sold				($49,378)

* Non-income producing security.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(m) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This security is no longer accruing interest.

(n) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This TIERS security is based on interest payments from Lumbermens. This security is no longer accruing interest.

(r) The coupon rate shown on floating or adjustable rate securities represents the rae at period end.

Abbreviations:
COPs: Certificates of Participation
GO: General Obligation
IDA: Industrial Development Authority
LLC: Limited Liability Corporation
LP: Limited partnership
LLP: Limited Liability Partnership
MFH: Multi-Family Housing
REIT: Real Estate Investment Trust
VRDN: Variable Rate Demand Note

See notes to financial statements.

Statement of Assets and Liabilities
March 31, 2005

Assets
Investments in securities, at value (Cost $3,184,977,466)
see accompanying schedule	$3,146,006,925
Cash	394,537
Receivable for futures margin	11,734
Receivable for securities sold	203,462,747
Receivable for shares sold	12,988,187
Interest and dividends receivable	22,811,021
Collateral at broker for futures (cash)	33,200
Other assets	80,305
Total assets	3,385,788,656

Liabilities
Payable for securities purchased	120,232,120
Payable for shares redeemed	8,459,364
Payable to Calvert Asset Management Co., Inc.	1,582,559
Payable to Calvert Administrative Services Company	810,196
Payable to Calvert Shareholder Services, Inc.	50,627
Payable to Calvert Distributors, Inc.	1,071,856
Accrued expenses and other liabilities	490,398
Total liabilities	132,697,120
Net Assets	$3,253,091,536

Net Assets Consist of:
Paid in capital applicable to the following shares of beneficial interest, unlimited number of no par shares authorized:
Class A: 152,484,814 shares outstanding	$2,600,691,226
Class B: 21,354,445 shares outstanding	361,023,323
Class C: 14,959,820 shares outstanding	252,785,785
Class I: 3,452,116 shares outstanding	57,849,168
Undistributed net investment income	1,228,620
Accumulated net realized gain (loss) on investments	18,470,549
Net unrealized appreciation (depreciation) on investments	(38,957,135)

Net Assets	$3,253,091,536

Net Asset Value Per Share
Class A (based on net assets of $2,580,625,294)	$16.92
Class B (based on net assets of $361,074,416)	$16.91
Class C (based on net assets of $252,997,842)	$16.91
Class I (based on net assets of $58,393,984)	$16.92

See notes to financial statements.

Statement of Operations
Six Months Ended March 31, 2005

Net Investment Income
Investment Income:
Interest income	$63,649,274
Dividend income (net of foreign taxes withheld of $22,297)	4,749,265
Total investment income	68,398,539

Expenses:
Investment advisory fee	6,132,468
Administrative fees	4,615,497
Transfer agency fees and expenses	3,278,101
Distribution plan expenses:
Class A	3,079,293
Class B	1,844,070
Class C	1,212,032
Trustees' fees and expenses	99,582
Custodian fees	144,064
Registration fees	69,333
Reports to shareholders	287,831
Professional fees	29,323
Accounting fees	60,158
Miscellaneous	59,796
Total expenses	20,911,548
Fees paid indirectly	(85,213)
Net expenses	20,826,335
Net Investment Income	47,572,204

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	14,333,867
Foreign currency transactions	2,779
Futures	9,553,495
23,890,141
Change in unrealized appreciation (depreciation) on:
Investments and foreign currency transactions	(25,818,776)
Futures	1,411,236
(27,230,012)

Net Realized and Unrealized Gain
(Loss)	(3,339,871)

Increase (Decrease) in Net Assets
Resulting From Operations	$44,232,333

See notes to financial statements.

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income	$47,572,204	$77,484,768
Net realized gain (loss)	23,890,141	83,662,454
Change in unrealized appreciation (depreciation)	(27,230,012)	8,435,085

Increase (Decrease) in Net Assets
Resulting From Operations	44,232,333	169,582,307

Distributions to shareholders from
Net investment income:
Class A Shares	(38,685,548)	(62,821,665)
Class B Shares	(4,434,661)	(9,126,492)
Class C Shares	(2,967,282)	(5,240,461)
Class I Shares	(1,197,560)	(2,170,163)
Net realized gain:
Class A Shares	(61,213,775)	(80,172,453)
Class B Shares	(9,320,599)	(16,996,885)
Class C Shares	(6,053,091)	(9,198,730)
Class I Shares	(1,762,206)	(2,516,411)
Total distributions	(125,634,722)	(188,243,260)

Capital share transactions:
Shares sold:
Class A Shares	599,856,737	1,081,955,572
Class B Shares	18,847,359	47,395,468
Class C Shares	48,120,763	85,152,227
Class I Shares	7,469,132	18,245,262
Reinvestment of distributions:
Class A Shares	74,707,317	106,928,026
Class B Shares	9,451,165	16,938,457
Class C Shares	5,000,583	7,296,294
Class I Shares	2,959,766	3,501,845
Redemption fees:
Class A Shares	26,986	36,682
Class C Shares	29	--
Shares redeemed:
Class A Shares	(339,741,538)	(540,198,712)
Class B Shares	(31,398,767)	(56,419,171)
Class C Shares	(25,786,256)	(53,438,326)
Class I Shares	(17,976,675)	(8,358,173)
Total capital share transactions	351,536,601	709,035,451

Total Increase (Decrease) in Net Assets	270,134,212	690,374,498

Net Assets
Beginning of period	2,982,957,324	2,292,582,826
End of period (including undistributed net investment income
of $1,228,620 and $941,467, respectively.)	$3,253,091,536	$2,982,957,324

See notes to financial statements.

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
Capital Share Activity	2005	2004
Shares sold:
Class A Shares	34,941,830	62,633,479
Class B Shares	1,098,439	2,739,955
Class C Shares	2,805,890	4,927,220
Class I Shares	434,733	1,054,863
Reinvestment of distributions:
Class A Shares	4,384,724	6,233,736
Class B Shares	555,452	988,564
Class C Shares	293,906	425,810
Class I Shares	173,660	204,110
Shares redeemed:
Class A Shares	(19,845,050)	(31,327,903)
Class B Shares	(1,832,667)	(3,274,953)
Class C Shares	(1,505,591)	(3,097,586)
Class I Shares	(1,057,968)	(486,398)
Total capital share activity	20,447,358	41,020,897

See notes to financial statements.

Notes to Financial Statements

Note A ---- Significant Accounting Policies

General: The Calvert Income Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund offers four classes of shares of beneficial interest. Class A shares are sold with a maximum front-end sales charge of 3.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end sales charge and have a lower expense ratio than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principle market in which such securities are normally traded. If events occur after the close of the principle market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2005, no securities were fair valued in good faith under the direction of the Board of Trustees.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Options: The Fund may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. Risks from writing or purchasing option securities arise from possible illiquidity of the options market and the movement in the value of the investment or in interest rates. The risk associated with purchasing options is limited to the premium originally paid.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Short Sales: The Fund may use short sales of U.S. Treasury securities for the limited purpose of hedging the Fund's duration. Any short sales will be covered with an equivalent amount of high quality, liquid securities in a segregated account at the Fund's custodian.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within five days for Class I shares). The redemption fee is paid to the Fund, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a annual fee, payable monthly based on the following annual rates of average daily net assets: .40% on the first $2 billion, and .375% over $2 billion.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly. Classes A, B, and C shares pay an annual rate of .30% and Class I shares pay an annual rate of .10%, based on their average daily net assets.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, B and C shares, allow the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50%, 1.00% and 1.00% annually of the Fund's average daily net assets of Class A, B and C, respectively. Class I shares do not have Distribution Plan expenses.

The Distributor received $300,712 as its portion of commissions charged on sales of the Fund's Class A shares for the six months ended March 31, 2005.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $286,512 for the six months ended March 31, 2005. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $25,000 plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, purchases and sales of investments, other than short-term and U.S. government securities, were $3,086,961,468 and $2,828,500,306, respectively. U.S. Government security purchases and sales were $6,635,343,022 and 6,538,054,075, respectively.

The cost of investments owned at March 31, 2005 for federal income tax purposes was $3,189,922,667. Net unrealized depreciation aggregated $43,915,742, of which $49,877,168 related to appreciated securities and $93,792,910 related to depreciated securities.

The Fund may sell or purchase securities to and from other funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended March 31, 2005, such purchase and sales transactions were $198,815,241 and $270,464,622, respectively. The sales transactions resulted in a net realized loss of $16,681 to the Fund.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2005. For the six months ended March 31, 2005, borrowings by the Fund under the Agreement were as follows:

	Weighted		Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$241,190	2.85%	$18,790,385	December 2004

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2005	2004	2003
Net asset value, beginning	$17.37	$17.53	$16.14
Income from investment operations
Net investment income	.27	.53	.79
Net realized and unrealized gain	(.02)	.65	1.48
Total from investment operations	.25	1.18	2.27
Distributions from
Net investment income	(.27)	(.54)	(.78)
Net realized gain	(.43)	(.80)	(.10)
Total distributions	(.70)	(1.34)	(.88)
Total increase (decrease) in net asset value	(.45)	(.16)	1.39
Net asset value, ending	$16.92	$17.37	$17.53

Total return*	1.47%	7.03%	14.51%
Ratios to average net assets: A
Net investment income	3.16% (a)	3.08%	4.69%
Total expenses	1.20% (a)	1.21%	1.21%
Expenses before offsets	1.20% (a)	1.21%	1.21%
Net expenses	1.20% (a)	1.20%	1.21%
Portfolio turnover	328%	824%	1,046%
Net assets, ending (in thousands)	$2,580,625	$2,309,621	$1,673,699

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2002	2001	2000
Net asset value, beginning	$17.48	$16.66	$17.08
Income from investment operations
Net investment income	1.03	1.14	1.15
Net realized and unrealized gain (loss)	(.71)	.98	(.16)
Total from investment operations	.32	2.12	.99
Distributions from
Net investment income	(1.04)	(1.14)	(1.16)
Net realized gain	(.62)	(.16)	(.25)
Total distributions	(1.66)	(1.30)	(1.41)
Total increase (decrease) in net asset value	(1.34)	.82	(.42)
Net asset value, ending	$16.14	$17.48	$16.66

Total return*	1.93%	13.31%	6.11%
Ratios to average net assets: A
Net investment income	6.21%	6.66%	7.47%
Total expenses	1.12%	1.10%	1.20%
Expenses before offsets	1.12%	1.10%	1.20%
Net expenses	1.11%	1.08%	1.17%
Portfolio turnover	1,540%	2,645%	3,264%
Net assets, ending (in thousands)	$1,490,514	$945,671	$442,709

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class B Shares	2005	2004	2003
Net asset value, beginning	$17.35	$17.52	$16.13
Income from investment operations
Net investment income	.21	.41	.66
Net realized and unrealized gain (loss)	(.01)	.64	1.48
Total from investment operations	.20	1.05	2.14
Distributions from
Net investment income	(.21)	(.42)	(.65)
Net realized gain	(.43)	(.80)	(.10)
Total distributions	(.64)	(1.22)	(.75)
Total increase (decrease) in net asset value	(.44)	(.17)	1.39
Net asset value, ending	$16.91	$17.35	$17.52

Total return*	1.17%	6.20%	13.67%
Ratios to average net assets: A
Net investment income	2.41% (a)	2.37%	3.94%
Total expenses	1.94% (a)	1.95%	1.94%
Expenses before offsets	1.94% (a)	1.95%	1.94%
Net expenses	1.94% (a)	1.93%	1.94%
Portfolio turnover	328%	824%	1,046%
Net assets, ending (in thousands)	$361,074	$373,648	$369,355

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2002	2001	2000
Net asset value, beginning	$17.47	$16.66	$17.06
Income from investment operations
Net investment income	.89	1.00	.97
Net realized and unrealized gain (loss)	(.71)	.98	(.17)
Total from investment operations	.18	1.98	.80
Distributions from
Net investment income	(.90)	(1.01)	(.95)
Net realized gain	(.62)	(.16)	(.25)
Total distributions	(1.52)	(1.17)	(1.20)
Total increase (decrease) in net asset value	(1.34)	.81	(.40)
Net asset value, ending	$16.13	$17.47	$16.66

Total return*	1.14%	12.38%	4.95%
Ratios to average net assets: A
Net investment income	5.42%	5.74%	6.75%
Total expenses	1.94%	1.93%	2.15%
Expenses before offsets	1.94%	1.93%	2.15%
Net expenses	1.93%	1.91%	2.12%
Portfolio turnover	1,540%	2,645%	3,264%
Net assets, ending (in thousands)	$321,562	$144,580	$31,646

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2005	2004	2003
Net asset value, beginning	$17.35	$17.52	$16.13
Income from investment operations
Net investment income	.21	.41	.67
Net realized and unrealized gain (loss)	(.01)	.64	1.48
Total from investment operations	.20	1.05	2.15
Distributions from
Net investment income	(.21)	(.42)	(.66)
Net realized gain	(.43)	(.80)	(.10)
Total distributions	(.64)	(1.22)	(.76)
Total increase (decrease) in net asset value	(.44)	(.17)	1.39
Net asset value, ending	$16.91	$17.35	$17.52

Total return*	1.18%	6.23%	13.72%
Ratios to average net assets: A
Net investment income	2.46% (a)	2.39%	3.98%
Total expenses	1.91% (a)	1.92%	1.89%
Expenses before offsets	1.91% (a)	1.92%	1.89%
Net expenses	1.90% (a)	1.91%	1.88%
Portfolio turnover	328%	824%	1,046%
Net assets, ending (in thousands)	$252,998	$231,952	$194,686

		Periods Ended
	September 30,	September 30,	September 30,
Class C Shares	2002	2001	2000^^
Net asset value, beginning	$17.47	$16.67	$16.59
Income from investment operations
Net investment income	.89	.98	.15
Net realized and unrealized gain (loss)	(.71)	.95	.11
Total from investment operations	.18	1.93	.26
Distributions from
Net investment income	(.90)	(.97)	(.18)
Net realized gain	(.62)	(.16)	--
Total distributions	(1.52)	(1.13)	(.18)
Total increase (decrease) in net asset value	(1.34)	.80	.08
Net asset value, ending	$16.13	$17.47	$16.67

Total return*	1.09%	12.09%	1.58%
Ratios to average net assets: A
Net investment income	5.40%	5.32%	7.42% (a)
Total expenses	1.97%	2.09%	2.16% (a)
Expenses before offsets	1.97%	2.09%	2.16% (a)
Net expenses	1.96%	2.06%	2.13% (a)
Portfolio turnover	1,540%	2,645%	3,264%
Net assets, ending (in thousands)	$159,007	$38,185	$1,179

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class I Shares	2005	2004	2003
Net asset value, beginning	$17.36	$17.53	$16.13
Income from investment operations
Net investment income	.33	.64	.89
Net realized and unrealized gain	(.01)	.64	1.49
Total from investment operations	.32	1.28	2.38
Distributions from
Net investment income	(.33)	(.65)	(.88)
Net realized gain	(.43)	(.80)	(.10)
Total distributions	(.76)	(1.45)	(.98)
Total increase (decrease) in net asset value	(.44)	(.17)	1.40
Net asset value, ending	$16.92	$17.36	$17.53

Total return*	1.88%	7.65%	15.31%
Ratios to average net assets: A
Net investment income	3.80% (a)	3.74%	5.22%
Total expenses	.55% (a)	.56%	.57%
Expenses before offsets	.55% (a)	.56%	.57%
Net expenses	.55% (a)	.56%	.56%
Portfolio turnover	328%	824%	1,046%
Net assets, ending (in thousands)	$58,394	$67,736	$54,842

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2002	2001	2000
Net asset value, beginning	$17.46	$16.63	$17.06
Income from investment operations
Net investment income	1.06	1.22	1.26
Net realized and unrealized gain (loss)	(.66)	.97	(.21)
Total from investment operations	.40	2.19	1.05
Distributions from
Net investment income	(1.11)	(1.20)	(1.23)
Net realized gain	(.62)	(.16)	(.25)
Total distributions	(1.73)	(1.36)	(1.48)
Total increase (decrease) in net asset value	(1.33)	.83	(.43)
Net asset value, ending	$16.13	$17.46	$16.63

Total return*	2.46%	13.81%	6.48%
Ratios to average net assets: A
Net investment income	6.70%	7.40%	7.78%
Total expenses	.61%	.68%	.82%
Expenses before offsets	.61%	.68%	.75%
Net expenses	.60%	.66%	.72%
Portfolio turnover	1,540%	2,645%	3,264%
Net assets, ending (in thousands)	$33,782	$14,311	$13,954

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

^^ From August 1, 2000, inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

The Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between the Trust with respect to the Fund and the Advisor on December 8, 2004.

In evaluating the Investment Advisory Agreement, the Board of Trustees considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other things, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable mutual funds. The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of their deliberations regarding the Investment Advisory Agreement, the Trustees considered the following factors, among other things: the nature, extent and quality of the services provided by the Advisor including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor; the direct and indirect benefits, if any, derived by the Advisor from the relationship with the Fund, the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies, including those related to personal investing, anti-money laundering and disclosure of portfolio holdings; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board of Trustees reviewed information provided by the Advisor relating to its operations and personnel, including, among other things, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Trustees' familiarity with management through Board of Trustees' meetings, discussions and other reports. The Trustees considered the Advisor's management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board of Trustees also noted the Advisor's responsiveness to regulatory changes and industry developments that the mutual fund industry has recently experienced. The Trustees considered the Advisor's efforts in marketing the Fund as well. The Trustees concluded that they were satisfied with the nature, extent and quality of services provided to the Fund under the Investment Advisory Agreement.

In considering the Fund's performance, the Board of Trustees noted that the Board reviews on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report. This comparison indicated that for the one-, three- and five-year annualized periods ended June 30, 2004, the Fund outperformed its Lipper index and that the Fund's performance was above the median, at the median and above the median, respectively, of its peer group. The Trustees noted the Fund's strong performance. Based upon their review, the Trustees concluded that the Fund's performance over time has been satisfactory.

In considering the Fund's fees and expenses, the Board of Trustees compared the Fund's fees and total expense ratios with various comparative data for the funds in its peer group. Among other things, the data indicated that the Fund's advisory fee was below the median of its peer group and total expenses were above the median of its peer group. Based upon their review, the Board of Trustees determined that the advisory fee was reasonable in view of the high quality of services received by the Fund, its performance and the other factors considered.

In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provide to the Calvert Group of Funds complex. The Trustees reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it receives with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Trustees also considered that the Advisor derives reputational and other indirect benefits. Based upon their review, the Trustees concluded that the Advisor's level of profitability from its relationship with the Fund was reasonable.

The Board considered that the advisory fee schedule for the Fund contains a breakpoint that reduces the fee rate on assets above a specified level noting that the Fund currently reflects this economy of scale.

In reapproving the Investment Advisory Agreement, the Board of Trustees, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to various factors.

Conclusions

The Trustees reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on their conclusions, the Trustees determined that reapproval of the Investment Advisory Agreement would be in the interests of the Fund and its shareholders.

Calvert Income Fund

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800-368-2745

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Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Balanced Fund
CSIF Balanced Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund
California Limited-Term Municipal Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund


Calvert INVESTMENTS THAT MAKE A DIFFERENCE (R)
March 31, 2005
Semi-Annual Report
Calvert Short Duration Income Fund
An Ameritas Acacia Company
E-Delivery Sign-up -- details inside

President's Letter
1

Portfolio Management Discussion
4

Shareholder Expense Example
8

Statement of Net Assets
10

Statement of Operations
16

Statements of Changes in Net Assets
17

Notes to Financial Statements
19

Financial Highlights
24

Explanation of Financial Tables
27

Proxy Voting and Availability of Quarterly Portfolio Holdings
29

Basis for Board's Approval of Investment Advisory Contract
29

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Dear Shareholder:

The six-month reporting period ended March 31, 2005, saw solid economic growth and rising corporate profits. However, it was a challenging period for fixed-income investors as rising interest rates, creeping inflation, and higher commodity prices affected the markets.

As expected, the Federal Reserve continued its series of rate increases during the reporting period, bringing the Fed funds rate 1.0% closer to the historically more neutral level of 3.5% to 4.0% that we believe the Fed is aiming for. While a rising interest-rate environment offers higher yields for money market investors, it can present challenges to bond-fund investors as the value of existing bonds decline. Over the long term, however, higher interest rates can also mean higher returns on reinvested bond income

Your Investments

Calvert continues to strive toward our dual goals of favorable investment results and a positive impact on corporate responsibility. On the investment side, we are pleased that several Calvert fixed-income funds, including Calvert Income Fund and Calvert Short Duration Income Fund, received industry recognition for their excellence.

Barron's once again named Calvert among "The Best Mutual Fund Families" in its February 7, 2005 issue. This annual issue also ranked Calvert in first place for its taxable bond funds.1

The Calvert Short Duration Income Fund celebrated its third anniversary with a first-place ranking since inception and second-place ranking for the three-year period ending March 31 in the Lipper Short-Term Investment Grade Debt Funds category. The ranking was among 133 and 139 funds, respectively.2

In January, Calvert established a long-term fixed-income fund to complement our other corporate bond funds. Managed by Calvert Asset Management Company, the Calvert Long-Term Income Fund features the same proven active investment strategy as Calvert Income Fund and Calvert Short Duration Income Fund.

A Long-Term Perspective

We know that you may be concerned about the performance of your bond portfolios in an environment of rising interest rates. But we also know -- and want you to know -- that both rising and falling interest rates can actually offer advantages to bond fund investors. And regardless of interest rates, bond funds can play an important role in diversifying your portfolio and providing investment income.

A transitioning market such as we're experiencing now demonstrates why Calvert strongly encourages investors to work with a financial professional. A financial advisor can provide important insights into investment markets and personal financial planning, as well as the guidance to create and maintain a sound asset allocation strategy to help your portfolio weather all market environments.

Thank you for your continued investment with Calvert, and we look forward to serving you in the year ahead.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2005

1. Each fund was given a preliminary ranking, or percentile, in its category--taxable bond funds--and then measured with its peers tracked by Lipper for a one-year period ended 12/21/04. Each fund's returns were calculated for the one-year period (2004) and adjusted for 12b-1 fees. Each fund family's category ranking was weighed, according to overall asset mix in Lipper's database. Results from 73 fund complexes were compiled by Lipper for the tenth annual Fund Families Survey by Barron's. Performance data quoted represents past performance, which does not guarantee future results.

2. Past performance is no guarantee of future results. Calvert Short Duration Income Fund's inception date is 1/31/02. As of 3/31/05, Calvert Short Duration Income Fund was rated 15/206 funds, 2/139 funds, and 1/133 funds for 1 and 3 years and Since inception in the Lipper Short Investment Grade Debt Funds category. Lipper rankings are based on total returns. The returns assume reinvestment of dividends and capital gains but exclude the effects of any applicable sales loads. Source: Lipper, Inc.

Portfolio Management Discussion

Gregory Habeeb
Senior Portfolio Manager

Matt Nottingham, CFA
Portfolio Manager
of Calvert Asset Management Company

Performance

For the six-month reporting period ended March 31, 2005, Calvert Short Duration Income Fund(R) Class A shares returned 1.08%, comparing favorably to the benchmark Lehman 1-5 Year U.S. Credit Index (at -0.52%) and to the Fund's peer group, represented by the Lipper Short Investment Grade Debt Funds Average (at 0.16%).

Investment Climate

Over the six-month reporting period, the Federal Open Market Committee (FOMC) raised the target Fed funds rate 0.25% at each of its four scheduled meetings. These increases totaled 1.00% overall, raising short-term rates to 2.75%. The benchmark 10-year Treasury yield moved 0.33% higher, to 4.5%.

The U.S. economy grew at a firm pace of approximately 4% annualized, as measured by GDP (gross domestic product). New-job gains were moderate, averaging 174,000 monthly. The U.S. dollar fell 4% versus other major currencies, and light crude oil rose 11% per barrel. Inflation moved a bit higher as the effects of higher commodity prices crept into various core inflation measures, leading the FOMC to address inflation in its March monetary policy statement.

On February 16, Federal Reserve Chairman Greenspan stirred up bond bears when he characterized the persistence of very low long-term interest rates as a "conundrum." This characterization suggested that rates might be artificially low. Combined with the more hawkish March FOMC statement, these sentiments caused bond yields to begin rising in earnest near the end of the reporting period. On balance, however, yields remain quite low on a relative, historical basis, and we believe an upward drift is likely to occur this year.

Portfolio Strategy

The Fund's relative return was positively impacted by several strategic decisions. First, we held high-quality bonds in a period when high-quality issues outperformed lower-rated corporate bonds. Additionally, the Fund's high allocation to floating-rate issues -- whose coupons reset as interest rates rise -- helped returns as the FOMC continued to hike rates. Given the short-term nature of the Fund, we are able to buy relatively inexpensive short-maturity and smaller, floating-rate notes that are often overlooked by longer-term and larger funds. The Fund's strategic yield-curve positioning, favoring shorter-term bonds, was another driver of performance. The Fund benefited as short-term interest rates rose (six-month Treasury bill yields were up 1.13%; 10-year Treasury notes were up 0.36%). Fund duration was a relatively neutral contributor to performance over the reporting period. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

For the reporting period

We continued to position the Fund for higher interest rates, generally falling prices in the corporate sector, and some additional compression between long- and short-term interest rates as the Fed continued to raise short-term rates. The allocation to floating-rate notes, and concentration in high-quality bonds over those that are rated lower, supported that strategy. While we continued to expect higher short-term rates, with the Fed continuing to "tighten," we reduced the yield-curve-flattening strategy that had been so successful previously. We focused on adding variable-rate securities that have coupons that typically reset quarterly, thereby benefiting from continued Fed rate increases.

Going forward

We intend to maintain our underweight to lower-quality bonds in favor of higher-quality bonds until the price differences between the two widen to what we believe are attractive levels. In addition, we have extended duration slightly, in line with our strategy to extend as rates rise. Despite our slightly increased duration position, the Fund remains shorter than does our benchmark. Our allocation to floating-rate notes should position the Fund well as the FOMC continues to raise short-term interest rates.

Outlook

Monetary policy is currently focused on restoring the target Fed funds rate to a more neutral level that is neither overly accommodative nor restrictive. We believe that level is, at a minimum, 3.5% and would not be surprised to see it move higher. As a result, we expect the FOMC to continue its campaign of steady rate hikes unless the economy shows signs of great strain. The FOMC may increase the amount of each rate hike if inflation expectations increase significantly.

Of course, much will depend on economic data going forward. In a growing economy, a rising Fed funds rate should push money-market rates higher. Over the past year, the issuance of commercial paper increased modestly as corporations returned to borrowing to expand business. We expect that trend to continue in 2005 and the new supply to be easily absorbed by investors looking for extra yield in the money markets. In addition, a persistent U.S. budget deficit means the Treasury should maintain a ready supply of Treasury bills.

Going forward, we believe the Fund continues to be well positioned for rising interest rates and the current bond market environment.

April 2005

Portfolio Statistics
March 31, 2005

Investment Performance
(total return at NAV)

	6 Months	12 Months
	ended	ended
	3/31/05	3/31/05
Class A	1.08%	1.89%
Class C	0.65%	1.01%
Class I	1.33%	2.39%
Lehman 1-5 Year
Credit Index**	(0.52%)	(0.36%)
Lipper Short
Investment Grade
Debt Funds Avg***	0.16%	0.23%

Maturity Schedule
	Weighted Average
	3/31/05	9/30/04
	4 years	3 years

SEC Yields
	30 days ended
	3/31/05	9/30/04
Class A	2.90%	2.06%
Class C	2.12%	1.25%
Class I	3.46%	2.59%

		% of total
Economic Sectors		investments
Asset Backed Securities		9.8%
Bank		8.6%
Brokerages		4.7%
Cash Equivalents		1.1%
Equity Securities		1.6%
Financial Services		10.7%
Industrial		18.6%
Industrial - Finance		8.3%
Insurance		2.4%
Municipal Obligations		12.5%
Real Estate Investment Trusts		2.6%
Transportation		3.5%
U.S. Govt. Agency Obligations		7.4%
Utilities		8.2%
		100%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

** Source: Lehman Brothers, Inc.

*** Source: Lipper Analytical Services, Inc.

Portfolio Statistics
March 31, 2005

Average Annual Total Returns
(with max. load)

Class A Shares
One year	(0.89%)
Since inception	6.51%

(1/31/02)

Class C Shares
One year	0.01%
Since inception	4.79%
(10/1/02)

Class I Shares
One year	2.39%
Since inception	7.17%
(2/27/02)

PERFORMANCE COMPARISON

Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 2.75%. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge.The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another Class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges; redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2004 to March 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	10/1/04	3/31/05	10/1/04 - 3/31/05
Class A
Actual	$1,000.00	$1,010.80	$5.41
Hypothetical	$1,000.00	$1,019.55	$5.44
(5% return per
year before taxes)
Class C
Actual	$1,000.00	$1,006.50	$9.70
Hypothetical	$1,000.00	$1,015.26	$9.74
(5% return per
year before taxes)
Class I
Actual	$1,000.00	$1,013.30	$3.01
Hypothetical	$1,000.00	$1,021.94	$3.02
(5% return per
year before taxes)

* Expenses are equal to the Fund's annualized expense ratio of 1.08%, 1.94% and 0.60% for Class A, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by 182/365.

Statement of Net Assets

March 31, 2005

	Principal
Corporate Bonds - 77.7%	Amount	Value
ACLC Business Loan Receivables Trust:
7.385%, 8/15/20 (e)	$500,000	$419,688
7.585%, 1/15/21 (e)	41,474	41,507
3.46%, 10/15/21 (e)(r)	854,305	806,517
Agfirst Farm Credit Bank:
8.393%, 12/15/16 (r)	145,000	162,678
7.30%, 10/14/49 (e)	1,000,000	1,050,700
Alliant Master Trust, 3.24%, 6/20/06 (e)(r)	1,000,000	1,000,410
American Airlines, Inc.:
3.673%, 9/23/07 (r)	782,177	784,774
3.857%, 7/9/10	894,160	862,927
APL Ltd., 8.00%, 1/15/24	150,000	159,375
Aramark Services, Inc., 8.15%, 5/1/05	170,000	170,553
ASIF Global Financing Corp., 3.25%, 3/14/08 (e)(r)	2,000,000	2,000,280
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (e)	350,000	215,250
Atmos Energy Corp., 3.035%, 10/15/07 (r)	1,000,000	999,740
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	695,000	792,543
AXA Equitable Life Insurance Co., 6.95%, 12/1/05 (e)	100,000	101,850
BAE Systems Asset Trust, 6.664%, 9/15/13 (e)	989,917	1,065,270
Banco Santander Chile, 3.31%, 12/9/09 (e)(r)	1,500,000	1,499,550
Bear Stearns Co's, Inc., 3.43%, 10/28/14 (r)	1,500,000	1,505,265
BF Saul (REIT), 7.50%, 3/1/14	1,000,000	1,035,000
Brascan Corp., 7.125%, 6/15/12	500,000	555,595
Capital One Financial Corp., 4.738%, 5/17/07	1,000,000	1,005,990
Catholic High School of New Iberia, 3.16%, 11/1/19 (r)	1,850,000	1,850,000
Centex Corp., 2.993%, 8/1/07 (r)	1,500,000	1,501,275
Chase Funding Mortgage Loan, 4.045%, 5/25/33	2,838,000	2,816,970
Chase Manhattan Auto Owner Trust, 1.45%, 10/15/06	469,178	467,756
Cinergy Global Resources, Inc., 6.20%, 11/3/08 (e)	1,500,000	1,583,370
CIT Group, Inc. :
2.85%, 8/18/06 (r)	3,000,000	2,998,890
3.04%, 5/18/07 (r)	200,000	200,380
Citigroup, Inc., 3.10%, 6/9/09 (r)	110,000	110,141
CNL Funding, Inc.:
7.721%, 8/25/09 (e)	383,435	396,573
Franchise Loan Trust Certificates, Interest only,
0.9408%, 8/18/16 (e)(r)	5,722,426	240,456
Commerzbank AG, 3.25%, 12/30/05	150,000	149,475
Computer Associates International, Inc., 6.375%, 4/15/05	3,000,000	3,010,500
Continental Airlines, Inc., 3.85%, 12/6/07 (r)	1,000,000	1,008,350
Continental Cablevision, Inc., 8.875%, 9/15/05	305,000	311,945
Convergys Corp., 4.875%, 12/15/09	1,500,000	1,460,962
Countrywide Asset-Backed Certificates, 3.30%, 11/25/34 (r)	650,000	651,664
Countrywide Home Loans, Inc., 3.04%, 11/30/05 (r)	500,000	498,245
CSX Corp., 3.05%, 8/3/06 (r)	2,500,000	2,504,335
Daimler-Chrysler North American Holding Corp.:
3.89%, 9/26/05 (r)	4,000,000	4,010,440
3.15%, 11/17/06 (r)	1,000,000	1,001,060
Delta Air Lines, Inc., 3.45%, 1/25/08 (r)	1,378,633	1,380,508
	Principal
Corporate Bonds - Cont'd	Amount	Value
Deluxe Corp., 5.125%, 10/1/14	$500,000	$473,965
Dime Community Bancshares, Inc., 9.25%, 5/1/10 (e)	1,000,000	1,156,250
Duke Realty LP, 3.31%, 12/22/06 (r)	1,000,000	999,840
E*Trade Financial Corp., 8.00%, 6/15/11	900,000	936,000
Eastern Energy Ltd., 6.75%, 12/1/06 (e)	2,000,000	2,079,850
FedEx Corp., 2.84%, 4/1/05 (r)	2,000,000	2,000,000
FFCA Secured Lending Corp., 6.37%, 9/18/25 (e)	434,282	438,500
First Republic Bank, 7.75%, 9/15/12	1,690,500	1,856,625
First Tennessee Bank, 5.75%, 12/1/08	250,000	260,078
FMAC Loan Receivables Trust, 6.66%, 1/15/12 (e)	1,891,811	1,676,220
Ford Motor Credit Co.:
2.898%, 4/28/05 (r)	1,500,000	1,499,580
4.10%, 5/20/05	1,000,000	999,580
7.60%, 8/1/05	2,000,000	2,017,360
4.00%, 3/21/07 (r)	500,000	500,927
7.25%, 10/25/11	1,000,000	988,300
GATX Rail Corp., 6.86%, 7/28/13	195,535	204,861
General Motors Acceptance Corp.:
5.25%, 5/16/05	200,000	200,148
3.25%, 7/15/05	150,000	149,544
3.70%, 3/20/07 (r)	500,000	474,975
4.203%, 9/23/08 (r)	4,500,000	4,103,100
Global Signal Trust I, 3.711%, 1/15/34 (e)	1,445,441	1,412,015
Global Signal Trust II, 4.232%, 12/15/14 (e)	500,000	487,515
Golden Securities Corp., 2.99%, 12/2/13 (e)(r)	2,000,000	2,000,700
Goldman Sachs Group, Inc.:
3.12%, 3/2/10 (r)	2,250,000	2,247,187
2.99%, 10/7/11 (r)	500,000	499,985
HBOS Treasury Services plc, 3.80%, 1/30/08 (e)	1,500,000	1,477,830
HCA, Inc., 6.91%, 6/15/05	2,250,000	2,262,465
Hertz Corp., 8.25%, 6/1/05	2,500,000	2,517,500
Household Finance Corp.:
6.875%, 3/1/07	1,000,000	1,046,820
7.90%, 11/15/07	2,185,000	2,364,367
3.08%, 11/16/09 (r)	3,000,000	3,011,820
Hudson United Bancorp, 8.20%, 9/15/06	2,000,000	2,080,000
Huntington Bancshares, Inc., 3.14%, 12/1/05 (r)	500,000	500,448
IKON Receivables LLC, 3.05%, 12/15/07 (r)	238,739	238,822
Impac CMB Trust:
3.28%, 11/25/32 (r)	429,286	432,922
3.20%, 10/25/33 (r)	531,460	532,103
3.17%, 9/25/34 (r)	780,093	781,060
3.11%, 4/25/35 (r)	990,434	991,415
3.16%, 4/25/35 (r)	990,434	991,434
Ingersoll-Rand Co. Ltd., 6.015%, 2/15/28	500,000	544,085
Interpool, Inc., 7.35%, 8/1/07	320,000	328,000
Irwin Land LLC, 4.51%, 12/15/15	1,500,000	1,458,675
Kimco Realty Corp., 2.943%, 8/1/06 (r)	500,000	500,362
La Quinta Inns, Inc., 7.27%, 2/26/07	250,000	256,875
Lenfest Communications, Inc., 8.375%, 11/1/05	185,000	189,738
Leucadia National Corp.:
7.00%, 8/15/13	1,050,000	1,048,687
3.75%, 4/15/14 (e)	500,000	491,800
	Principal
Corporate Bonds - Cont'd	Amount	Value
Lumbermens Mutual Casualty Co., 8.30%, 12/1/37 (e)(m)*	$300,000	$6,375
Masco Corp., 3.21%, 3/9/07 (e)(r)	2,000,000	2,003,618
MediaOne Group, Inc., 6.75%, 10/1/05	110,000	111,483
Melair Associates LLC VRDN, 3.25%, 9/1/34 (r)	1,375,000	1,375,000
Meridian Funding Co. LLC:
2.751%, 10/6/08 (e)(r)	1,500,000	1,499,004
3.13%, 4/15/09 (e)(r)	1,310,813	1,311,152
3.15%, 10/15/14 (e)(r)	2,500,000	2,499,265
Merrill Lynch & Co., Inc.:
6.00%, 10/11/05	300,000	303,654
3.01%, 7/21/09 (r)	3,000,000	3,008,970
Michigan Consolidated Gas Co., 7.21%, 5/1/07	500,000	529,121
Morgan Stanley Group, Inc., 2.795%, 1/18/08 (r)	1,000,000	999,970
Nationwide Health Properties, Inc.:
7.23%, 11/8/06	1,600,000	1,655,104
6.59%, 7/7/38	1,000,000	1,024,240
New Valley Generation I, 7.299%, 3/15/19	875,980	1,019,816
Noranda, Inc., 7.00%, 7/15/05	1,345,000	1,357,643
Norfolk Southern Railway Co., 5.90%, 4/1/05	250,000	249,975
Overseas Private Investment Corp., 7.45%, 12/15/10	1,240,906	1,321,627
Pacific Pilot Funding Ltd., 3.039%, 10/20/16 (e)(r)	500,000	497,275
Panenergy Corp., 7.25%, 5/15/05	140,000	140,524
Parker & Parsley Petroleum Co., 8.875%, 4/15/05	647,000	648,003
PF Export Receivables Master Trust, 3.748%, 6/1/13 (e)	1,396,500	1,318,673
Preferred Term Securities IX Ltd., 3.299%, 4/3/33 (e)(r)	1,000,000	1,013,270
Premium Asset Trust, 2.86%, 10/8/09 (e)(r)	2,000,000	1,999,442
Public Service Electric & Gas Co., 6.375%, 5/1/08	900,000	946,386
RC Trust I, Preferred, 7.00%, 5/15/06	2,000,000	2,098,520
Ryder System, Inc., 6.50%, 5/15/05	750,000	752,340
SCANA Corp., 3.109%, 3/1/08 (r)	1,000,000	999,730
Scottish Power plc, 4.91%, 3/15/10	2,000,000	2,002,640
Shopping Center Associates, 7.625%, 5/15/05 (e)	500,000	502,260
Simon DeBartolo Group LP, 6.875%, 10/27/05	100,000	101,743
Southern California Edison Co., 2.93%, 1/13/06 (r)	1,000,000	1,002,210
Southern California Gas Co., 3.08%, 12/1/09 (r)	1,000,000	999,650
Sovereign Bancorp, Inc., 3.203%, 8/25/06 (r)	3,575,000	3,573,713
Sovereign Bank:
4.00%, 2/1/08	1,000,000	988,053
4.375%, 8/1/13	1,475,000	1,450,618
Spieker Properties LP, 8.00%, 7/19/05	550,000	557,012
Texas Municipal Gas Corp., 2.60%, 7/1/07 (e)	1,620,000	1,604,286
TIERS Trust, 8.45%, 12/1/17 (n)*	658,859	9,883
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/06 (e)	1,550,000	1,494,470
2/15/09 (e)	3,000,000	2,481,330
2/15/45 (e)	8,500,000	997,422
TXU Energy Co. LLC, 3.42%, 1/17/06 (e)(r)	750,000	749,927
Tyco International Group SA:
6.375%, 6/15/05	1,000,000	1,005,480
Participation Certificate Trust, 4.436%, 6/15/07 (e)	500,000	500,165
Union Pacific Corp., 7.60%, 5/1/05	200,000	200,592
United Dominion Realty Trust, Inc., 7.73%, 4/5/05	600,000	600,072
United Energy Ltd., 6.00%, 11/1/05 (e)	1,500,000	1,515,390
	Principal
Corporate Bonds - Cont'd	Amount	Value
Verizon Wireless Capital LLC, 2.93%, 5/23/05 (e)(r)	$1,000,000	$999,640
VW Credit, Inc., 2.93%, 7/21/05 (e)(r)	1,000,000	1,000,047
Wal-Mart Stores, Inc., 8.07%, 12/21/12	500,000	563,225
Washington Mutual, Inc., 3.20%, 3/20/08 (r)	1,000,000	999,380
Westfield Capital Corp Ltd., 3.05%, 11/2/07 (e)(r)	1,000,000	1,001,723
William Street Funding Corp.:
2.993%, 4/23/06 (e)(r)	1,000,000	1,000,742
3.213%, 4/23/09 (e)(r)	1,000,000	1,011,872
Wisconsin Energy Corp., 6.50%, 4/1/11	500,000	542,495
World Financial Network, Credit Card Master Note Trust,
3.18%, 5/15/12 (r)	1,000,000	1,005,408

Total Corporate Bonds (Cost $160,332,707)		159,250,718

Taxable Municipal Obligations - 11.9%
Alameda California Corridor Transportation Authority
Revenue Bonds, Zero Coupon, 10/1/06	1,000,000	939,380
Allentown Pennsylvania GO Bonds, 3.41%, 10/1/09	1,910,000	1,817,804
American National Fish and Wildlife Museum, Missouri District
Revenue VRDN, 2.97%, 3/1/33 (r)	1,500,000	1,500,000
Bethlehem Pennsylvania GO Bonds, 4.10%, 11/1/09	675,000	660,494
Cook County Illinois School District GO Bonds,
Zero Coupon, 12/1/12	380,000	258,229
Denver Colorado City and County COPs,
Zero Coupon, 12/15/16	1,250,000	668,563
Grant County Washington Public Utility District Revenue Bonds,
3.91%, 1/1/08	325,000	321,727
Los Angeles California Community Redevelopment Agency
Tax Allocation Bonds:
3.94%, 7/1/08	775,000	757,624
4.22%, 7/1/09	805,000	786,493
Los Angeles County California Pension Obligation
Revenue Bonds, Zero Coupon, 6/30/07	1,595,000	1,442,901
Missouri Higher Education Loan Authority Revenue VRDNs:
2.90%, 7/15/29 (r)	200,000	200,000
2.85%, 9/1/43 (r)	500,000	500,000
New York State Community Statutory Trust II,
6.375%, 12/28/31 (e)(r)	500,000	502,500
New York State Sales Tax Asset Receivables Corp. Revenue Bonds,
3.60%, 10/15/08	3,000,000	2,915,010
Northwest Washington Electric Energy Revenue Bonds,
4.06%, 7/1/09	1,000,000	978,440
Northwest Washington Open Access Network Revenue Bonds,
6.39%, 12/1/10	935,000	1,006,097
Oklahoma City Oklahoma Airport Trust Revenue Bonds,
4.60%, 10/1/09	1,330,000	1,321,475
Oregon School Boards Association GO Bonds, Zero Coupon,
6/30/06	2,000,000	1,903,100
Oregon State Community College Districts Revenue Bonds,
Zero Coupon, 6/30/07	1,465,000	1,328,228
	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
San Francisco City and County California Redevelopment
Financing Authority Revenue Bonds, 5.00%, 8/1/07	$1,000,000	$1,018,440
Secaucus New Jersey Municipal Utilities Authority Revenue Bonds,
2.10%, 12/1/05	1,735,000	1,719,264
South Carolina State Student Loan Corp. Revenue Bonds,
2.70%, 6/1/34 (r)	1,000,000	1,000,000
Stanislaus County California Revenue Bonds, 7.15%, 8/15/13	765,000	832,764

Total Taxable Municipal Obligations (Cost $24,739,172)		24,378,533

U.S. Government Agencies
and Instrumentalities - 6.7%
Federal Home Loan Bank:
3.65%, 3/28/07	2,000,000	1,987,178
2.10%, 4/30/07	2,000,000	1,990,260
Federal Home Loan Bank Discount Notes, 4/1/05	8,100,000	8,100,000
Freddie Mac, 4.15%, 3/24/08	1,500,000	1,489,665
Guaranteed Export Trust, 7.46%, 12/15/05	150,000	152,637

Total U.S. Government Agencies and Instrumentalities
(Cost $13,752,113)		13,719,740

Commercial Paper - 1.1%
Public Service Enterprise Group, Inc., 3.35%, 5/31/05	2,250,000	2,250,000

Total Commercial Paper (Cost $2,250,000)		2,250,000

Equity Securities - 1.6%	Shares
Conseco, Inc., Preferred	72,000	1,908,000
General Motors Corp. Preferred	2,000	41,600
Manitoba Telecom Services, Inc.	4,406	168,606
Richmond County Capital Corp., Preferred (e)	2	202,875
Roslyn Real Estate Asset Corp., Preferred	10	1,005,312

Total Equity Securities (Cost $3,230,352)		3,326,393

Total Investments (Cost $204,304,344) - 99.0%		202,925,384
Other assets and liabilities, net - 1.0%		2,128,469
Net Assets - 100%		$205,053,853

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par shares authorized:
Class A: 9,849,369 shares outstanding		$158,452,333
Class C: 1,491,448 shares outstanding		24,122,179
Class I: 1,452,693 shares outstanding		22,613,652
Undistributed net investment income		68,572
Accumulated net realized gain (loss) on investments and foreign currency
transactions		1,184,129
Net unrealized appreciation (depreciation) on investments and foreign
currencies and assets and liabilities denominated in foreign currencies		(1,387,012)

Net Assets		$205,053,853

Net Asset Value Per Share
Class A (based on net assets of $157,901,488)		$16.03
Class C (based on net assets of $23,841,002)		$15.99
Class I (based on net assets of $23,311,363)		$16.05

			Underlying	Unrealized
	# of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Sold:
5 Year U.S. Treasury Notes	66	6/05	$7,068,188	($9,611)
10 Year U.S. Treasury Notes	85	6/05	9,287,578	(292)
Total Sold				($9,903)

* Non-income producing security.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(m) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This security is no longer accruing interest.

(n) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This TIERS security is based on interest payments from Lumbermens. This security is no longer accruing interest.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Abbreviations:

COPs: Certificates of Participation

GO: General Obligation

LLC: Limited Liability Corporation

LP: Limited Partnership

REIT: Real Estate Investment Trust

VRDN: Variable Rate Demand Note

See notes to financial statements.

Statement of Operations

Six Months Ended March 31, 2005

Net Investment Income
Investment Income:
Interest income	$3,278,706
Dividend income (Net of foreign taxes withheld of $1,491)	129,535
Total investment income	3,408,241

Expenses:
Investment advisory fee	344,456
Administrative fees	271,153
Transfer agency fees and expenses	151,828
Distribution plan expenses:
Class A	186,393
Class C	118,112
Trustees' fees and expenses	6,234
Custodian fees	33,746
Registration fees	16,471
Reports to shareholders	22,359
Professional fees	9,341
Accounting fees	32,652
Miscellaneous	6,253
Total expenses	1,198,998
Reimbursement from Advisor:
Class A	(84,056)
Fees paid indirectly	(8,420)
Net expenses	1,106,522
Net Investment Income	2,301,719

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	979,982
Foreign currency transactions	116
Futures	395,226
1,375,324

Change in unrealized appreciation (depreciation) on:
Investments and foreign currencies	(1,493,465)
Futures	(37,615)
(1,531,080)

Net Realized and Unrealized Gain (Loss)	(155,756)

Increase (Decrease) in Net Assets
Resulting From Operations	$2,145,963

See notes to financial statements.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income	$2,301,719	$3,183,697
Net realized gain (loss)	1,375,324	4,153,187
Change in unrealized appreciation (depreciation)	(1,531,080)	(877,443)

Increase (Decrease) in Net Assets
Resulting From Operations	2,145,963	6,459,441

Distributions to shareholders from:
Net investment income:
Class A shares	(1,818,104)	(2,322,968)
Class C shares	(186,360)	(222,715)
Class I shares	(350,653)	(627,292)
Net realized gain:
Class A shares	(2,816,284)	(3,693,752)
Class C shares	(449,330)	(610,934)
Class I shares	(460,855)	(824,266)
Total distributions	(6,081,586)	(8,301,927)

Capital share transactions:
Shares sold:
Class A shares	39,747,482	93,280,017
Class C shares	4,472,737	15,902,826
Class I shares	--	11,000,000
Reinvestment of distributions:
Class A shares	4,052,998	5,124,793
Class C shares	445,785	595,482
Class I shares	322,302	564,227
Redemption fees:
Class A shares	2,068	2,908
Shares redeemed:
Class A shares	(24,072,343)	(48,592,373)
Class C shares	(4,142,425)	(7,045,475)
Class I shares	(900,000)	(14,000,000)
Total capital share transactions	19,928,604	56,832,405

Total Increase (Decrease) in Net Assets	15,992,981	54,989,919

Net Assets
Beginning of period	189,060,872	134,070,953
End of period (including undistributed net investment income
of $68,572 and $121,970 respectively)	$205,053,853	$189,060,872

	Six Months Ended	Year Ended
	March 31,	September 30,
Capital Share Activity	2005	2004
Shares sold:
Class A shares	2,454,810	5,710,410
Class C shares	277,468	976,396
Class I shares	--	670,587
Reinvestment of distributions:
Class A shares	251,483	316,217
Class C shares	27,753	36,878
Class I shares	19,977	34,759
Shares redeemed:
Class A shares	(1,488,413)	(2,978,544)
Class C shares	(257,060)	(433,456)
Class I shares	(55,936)	(853,817)
Total capital share activity	1,230,082	3,479,430

See notes to financial statements.

Notes to Financial Statements

Note A ---- Significant Accounting Policies

General: The Calvert Short Duration Income Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund, which commenced operations on January 31, 2002, currently offers three classes of shares of beneficial interest. Class A shares are sold with a maximum front-end sales charge of 2.75%. Effective October 1, 2002, the Fund began to offer Class C shares. Class C shares are sold without a front-end sales change and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have a higher expense ratio than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end sales charge and have a lower expense ratio than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principle market in which such securities are normally traded. If events occur after the close of the principle market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2005 no securities were fair valued under the direction of the Board of Trustees.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds under lying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Options: The Fund may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. Risks from writing or purchasing option securities arise from possible illiquidity of the options market and the movement in the value of the investment or in interest rates. The risk associated with purchasing options is limited to the premium originally paid.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Short Sales: The Fund may use short sales of U.S. Treasury securities for the limited purpose of hedging the Fund's duration. Any short sales will be covered with an equivalent amount of high quality, liquid securities in a segregated account at the Fund's custodian.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Fund's Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within five days for Class I shares). The redemption fee is paid to the Fund, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .35% of the Fund's average daily net assets. Under the terms of the agreement, $60,245 was payable at period end. In addition, $25,591 was payable at period end for operating expenses paid by the Advisor during March 2005.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2006. The contractual expense cap is 1.08% for Class A. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor benefits from the expense offset arrangement and the Advisor's obligation under the contractual limitation is reduced by the credits earned.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly. Class A and Class C shares pay an annual rate of .30% and Class I shares pay an annual rate of .10%, based on their average daily net assets. Under the terms of the agreement, $47,673 was payable at period end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50% and 1.00% annually of the Fund's average daily net assets of Class A and Class C, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $53,208 was payable at period end.

The Distributor received $21,358 as its portion of the commissions charged on sales of the Fund's Class A shares for the six months ended March 31, 2005.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $16,215 for the six months ended March 31, 2005. Under the terms of agreement, $2,871 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an an employee of the Advisor or its affiliates receives an annual fee of $25,000 plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, purchases and sales of investments, other than short-term and U.S. government securities, were $210,011,451 and $184,994,598, respectively. U.S. government security purchases and sales were $301,902,093 and $308,329,439, respectively.

The cost of investments owned at March 31, 2005 for federal income tax purposes was $204,308,731. Net unrealized depreciation aggregated $1,383,347 of which $663,544 related to appreciated securities and $2,046,891 related to depreciated securities.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2005. For the six months ended March 31, 2005, borrowings by the Fund under the Agreement were as follows:

	Weighted		Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$296,294	2.97%	$8,470,173	March 2005

Financial Highlights

	Periods Ended
	March 31,	September 30,
Class A Shares	2005	2004
Net asset value, beginning	$16.35	$16.58
Income from investment operations
Net investment income	.19	.32
Net realized and unrealized gain	**	.36
Total from investment operations	.19	.68
Distributions from:
Net investment income	(.20)	(.32)
Net realized gain	(.31)	(.59)
Total distributions	(.51)	(.91)
Total increase (decrease) in net asset value	(.32)	(.23)
Net asset value, ending	$16.03	$16.35

Total return*	1.14%	4.23%
Ratios to average net assets: A
Net investment income	2.39% (a)	1.98%
Total expenses	1.20% (a)	1.21%
Expenses before offsets	1.09% (a)	1.09%
Net expenses	1.08% (a)	1.08%
Portfolio turnover	288%	967%
Net assets, ending (in thousands)	$157,901	$141,155

	Periods Ended
	September 30,	September 30,
Class A Shares	2003	2002^
Net asset value, beginning	$15.96	$15.00
Income from investment operations
Net investment income	.39	.39
Net realized and unrealized gain	1.00	.98
Total from investment operations	1.39	1.37
Distributions from:
Net investment income	(.39)	(.41)
Net realized gain	(.38)	--
Total distributions	(.77)	(.41)
Total increase (decrease) in net asset value	.62	.96
Net asset value, ending	$16.58	$15.96

Total return*	9.04%	9.21%
Ratios to average net assets: A
Net investment income	2.43%	3.96% (a)
Total expenses	1.27%	1.64% (a)
Expenses before offsets	1.07%	.99% (a)
Net expenses	1.06%	.98% (a)
Portfolio turnover	2,078%	1,777%
Net assets, ending (in thousands)	$92,600	$32,821

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2005	2004	2003^^^
Net asset value, beginning	$16.31	$16.54	$15.96
Income from investment operations
Net investment income	.12	.18	.25
Net realized and unrealized gain	**	.36	.96
Total from investment operations	.12	.54	1.21
Distributions from:
Net investment income	(.13)	(.18)	(.25)
Net realized gain	(.31)	(.59)	(.38)
Total distributions	(.44)	(.77)	(.63)
Total increase (decrease) in net asset value	(.32)	(.23)	.58
Net asset value, ending	$15.99	$16.31	$16.54

Total return*	.71%	3.34%	7.81%
Ratios to average net assets: A
Net investment income	1.52% (a)	1.12%	1.32%
Total expenses	1.95% (a)	1.96%	2.14%
Expenses before offsets	1.95% (a)	1.96%	2.14%
Net expenses	1.94% (a)	1.95%	2.12%
Portfolio turnover	288%	967%	2,078%
Net assets, ending (in thousands)	$23,841	$23,537	$14,283

	Periods Ended
	March 31,	September 30,
Class I Shares	2005	2004
Net asset value, beginning	$16.37	$16.61
Income from investment operations
Net investment income	.23	.41
Net realized and unrealized gain	**	.35
Total from investment operations	.23	.76
Distributions from:
Net investment income	(.24)	(.41)
Net realized gain	(.31)	(.59)
Total distributions	(.55)	(1.00)
Total increase (decrease) in net asset value	(.32)	(.24)
Net asset value, ending	$16.05	$16.37

Total return*	1.39%	4.73%
Ratios to average net assets: A
Net investment income	2.85% (a)	2.46%
Total expenses	.61% (a)	.61%
Expenses before offsets	.61% (a)	.61%
Net expenses	.60% (a)	.60%
Portfolio turnover	288%	967%
Net assets, ending (in thousands)	$23,311	$24,369

Financial Highlights

	Periods Ended
	September 30,	September 30,
Class I Shares	2003	2002 ^^
Net asset value, beginning	$15.97	$15.40
Income from investment operations
Net investment income	.46	.41
Net realized and unrealized gain	1.01	.54
Total from investment operations	1.47	.95
Distributions from:
Net investment income	(.45)	(.38)
Net realized gain	(.38)	--
Total distributions	(.83)	(.38)
Total increase (decrease) in net asset value	.64	.57
Net asset value, ending	$16.61	$15.97

Total return*	9.53%	6.27%
Ratios to average net assets: A
Net investment income	2.88%	4.22% (a)
Total expenses	.65%	.76% (a)
Expenses before offsets	.65%	.76% (a)
Net expenses	.63%	.75% (a)
Portfolio turnover	2,078%	1,777%
Net assets, ending (in thousands)	$27,188	$18,807

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Less than $0.01 per share

^ From January 31, 2002, inception.

^^ From February 27, 2002, inception.

^^^ From October 1, 2002, inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

The Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between the Trust with respect to the Fund and the Advisor on December 8, 2004.

In evaluating the Investment Advisory Agreement, the Board of Trustees considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other things, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable mutual funds. The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of their deliberations regarding the Investment Advisory Agreement, the Trustees considered the following factors, among other things: the nature, extent and quality of the services provided by the Advisor including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor; the direct and indirect benefits, if any, derived by the Advisor from the relationship with the Fund, the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies, including those related to personal investing, anti-money laundering and disclosure of portfolio holdings; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board of Trustees reviewed information provided by the Advisor relating to its operations and personnel, including, among other things, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Trustees' familiarity with management through Board of Trustees' meetings, discussions and other reports. The Trustees considered the Advisor's management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board of Trustees also noted the Advisor's responsiveness to regulatory changes and industry developments that the mutual fund industry has recently experienced. The Trustees considered the Advisor's efforts in marketing the Fund as well. The Trustees concluded that they were satisfied with the nature, extent and quality of services provided to the Fund under the Investment Advisory Agreement.

In considering the Fund's performance, the Board of Trustees noted that the Board reviews on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report. This comparison indicated that for the one- and two-year annualized periods ended June 30, 2004, the Fund outperformed its Lipper index and that the Fund's performance was above the median of its peer group. The Trustees noted the Fund's strong performance. Based upon their review, the Trustees concluded that the Fund's performance over time has been satisfactory.

In considering the Fund's fees and expenses, the Board of Trustees compared the Fund's fees and total expense ratios with various comparative data for the funds in its peer group. Among other things, the data indicated that the Fund's advisory fee (after taking into account expense reimbursements) was below the median of its peer group and total expenses (net of expense reimbursements) were above the median of its peer group. The Trustees took into account the Advisor's current undertaking to maintain expense limitations for the Fund. Based upon their review, the Board of Trustees determined that the advisory fee was reasonable in view of the high quality of services received by the Fund, its performance and the other factors considered.

In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provide to the Calvert Group of Funds complex. The Trustees reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it receives with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Trustees also noted that the Advisor reimburses expenses of the Fund. The Trustees also considered that the Advisor derives reputational and other indirect benefits. Based upon their review, the Trustees concluded that the Advisor's level of profitability from its relationship with the Fund was reasonable.

The Board considered the effect of the Fund's growth and size on its performance and fees. Although the Fund's advisory fee currently does not have a breakpoint that reduces the fee rate on assets above specified levels, the Board noted that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board of Trustees, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to various factors.

Conclusions

The Trustees reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on their conclusions, the Trustees determined that reapproval of the Investment Advisory Agreement would be in the interests of the Fund and its shareholders.

Calvert Short Duration Income Fund

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

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800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Balanced Fund
CSIF Balanced Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund
California Limited-Term Municipal Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund


Calvert INVESTMENTS THAT MAKE A DIFFERENCE (R)
March 31, 2005
Semi-Annual Report
Calvert Long-Term Income Fund
An Ameritas Acacia Company

E-Delivery Sign-up -- details inside

President's Letter
1

Portfolio Manager Remarks
3

Shareholder Expense Example
6

Schedule of Investments
8

Statement of Assets and Liabilities
10

Statement of Operations
11

Statements of Changes in Net Assets
12

Notes to Financial Statements
13

Financial Highlights
17

Explanation of Financial Tables
18

Proxy Voting and Availability of Quarterly Portfolio Holdings
20

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Dear Shareholder:

The six-month reporting period ended March 31, 2005, saw solid economic growth and rising corporate profits. However, it was a challenging period for fixed-income investors as rising interest rates, creeping inflation, and higher commodity prices affected the markets.

As expected, the Federal Reserve continued its series of rate increases during the reporting period, bringing the Fed funds rate 1.0% closer to the historically more neutral level of 3.5% to 4.0% that we believe the Fed is aiming for. While a rising interest-rate environment offers higher yields for money market investors, it can present challenges to bond-fund investors as the value of existing bonds decline. Over the long term, however, higher interest rates can also mean higher returns on reinvested bond income.

Your Investments

Calvert continues to strive toward our dual goals of favorable investment results and a positive impact on corporate responsibility. On the investment side, we are pleased that several Calvert fixed-income funds, including Calvert Income Fund and Calvert Short Duration Income Fund, received industry recognition for their excellence.

Barron's once again named Calvert among "The Best Mutual Fund Families" in its February 7, 2005 issue. This annual issue also ranked Calvert in first place for its taxable bond funds.1

The Calvert Short Duration Income Fund celebrated its third anniversary with a first-place ranking since inception and second-place ranking for the three-year period ending March 31 in the Lipper Short-Term Investment Grade Debt Funds category. The ranking was among 133 and 139 funds, respectively.2

In January, Calvert established a long-term fixed-income fund to complement our other corporate bond funds. Managed by Calvert Asset Management Company, the Calvert Long-Term Income Fund features the same proven active investment strategy as Calvert Income Fund and Calvert Short Duration Income Fund.

A Long-Term Perspective

We know that you may be concerned about the performance of your bond portfolios in an environment of rising interest rates. But we also know -- and want you to know -- that both rising and falling interest rates can actually offer advantages to bond fund investors. And regardless of interest rates, bond funds can play an important role in diversifying your portfolio and providing investment income.

A transitioning market such as we're experiencing now demonstrates why Calvert strongly encourages investors to work with a financial professional. A financial advisor can provide important insights into investment markets and personal financial planning, as well as the guidance to create and maintain a sound asset allocation strategy to help your portfolio weather all market environments.

Thank you for your continued investment with Calvert, and we look forward to serving you in the year ahead.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2005

1. Each fund was given a preliminary ranking, or percentile, in its category--taxable bond funds--and then measured with its peers tracked by Lipper for a one-year period ended 12/21/04. Each fund's returns were calculated for the one-year period (2004) and adjusted for 12b-1 fees. Each fund family's category ranking was weighed, according to overall asset mix in Lipper's database. Results from 73 fund complexes were compiled by Lipper for the tenth annual Fund Families Survey by Barron's. Performance data quoted represents past performance, which does not guarantee future results.

2. Past performance is no guarantee of future results. Calvert Short Duration Income Fund's inception date is 1/31/02. As of 3/31/05, Calvert Short Duration Income Fund was rated 15/206 funds, 2/139 funds, and 1/133 funds for 1 and 3 years and Since inception in the Lipper Short Investment Grade Debt Funds category. Lipper rankings are based on total returns. The returns assume reinvestment of dividends and capital gains but exclude the effects of any applicable sales loads. Source: Lipper, Inc.

Portfolio Management Discussion
Gregory Habeeb
Senior Portfolio Manager

Matt Nottingham, CFA
Portfolio Manager
of Calvert Asset Management Company

Performance

For the first quarter following the Fund's inception on December 31, 2004, Calvert Long-Term Income Fund Class A shares returned 1.90%, well ahead of the benchmark Lehman Long U.S. Credit Index

(at -0.66% for the first quarter of 2005) and of the Fund's peer group, represented by the Lipper Corporate Debt Funds BBB-Rated Average (at -0.86% for the same period).

Investment Climate

Over the six-month reporting period, the Federal Open Market Committee (FOMC) raised the target Fed funds rate 0.25% at each of its four scheduled meetings. These increases totaled 1.00% overall, raising short-term rates to 2.75%. The benchmark 10-year Treasury yield moved 0.33% higher, to 4.5%.

The U.S. economy grew at a firm pace of approximately 4% annualized, as measured by GDP (gross domestic product). New-job gains were moderate, averaging 174,000 monthly. The U.S. dollar fell 4% versus other major currencies, and light crude oil rose 11% per barrel. Inflation moved a bit higher as the effects of higher commodity prices crept into various core inflation measures, leading the FOMC to address inflation in its March monetary policy statement.

On February 16, Federal Reserve Chairman Greenspan stirred up bond bears when he characterized the persistence of very low long-term interest rates as a "conundrum." This characterization suggested that rates might be artificially low. Combined with the more hawkish March FOMC statement, these sentiments caused bond yields to begin rising in earnest near the end of the reporting period. On balance, however, yields remain quite low on a relative, historical basis, and we believe an upward drift will occur this year.

Portfolio Strategy

The Fund's relative return was positively impacted by several strategic decisions. First, we held high-quality bonds in a period when high-quality issues outperformed lower-rated corporate bonds. Additionally, the Fund's high allocation to floating-rate issues -- whose coupons reset as interest rates rise -- helped returns as the FOMC continued to hike rates. The Fund's strategic yield-curve positioning, favoring shorter-term bonds, was another driver of performance. The Fund benefited as short-term interest rates rose (six-month Treasury bill yields were up 1.13%; 10-year Treasury notes were up 0.36%). Finally, the Fund had a position in long-term, zero-coupon bonds to benefit from any continued rally in long-term Treasury rates. The yields for long-term, zero-coupon bonds also looked attractive relative to other long-term fixed-income securities. And, during the reporting period, 30-year Treasuries and longer-term corporate bonds did outperform shorter-term securities. Portfolio duration was a relatively neutral contributor to performance over the reporting period. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

For the reporting period

We continued to position the Fund for higher interest rates, generally falling prices in the corporate sector, and some additional compression between long- and short-term interest rates as the Fed continued to raise short-term rates. The allocation to floating-rate notes, and concentration in high-quality bonds over those that are rated lower, supported that strategy. While we continued to expect higher short-term rates, with the Fed continuing to "tighten," we reduced the yield-curve-flattening strategy that had been so successful previously. We focused on adding variable-rate securities that have coupons that typically reset quarterly, thereby benefiting from continued Fed rate increases.

Going forward

We intend to maintain our underweight to lower-quality bonds in favor of higher-quality bonds until price differences between the two widen to what we believe are attractive levels. In addition, we have extended duration slightly, in line with our strategy to extend as rates rise. Despite our slightly increased duration position, the Fund remains shorter than does our benchmark. Our allocation to floating-rate notes should position the Fund well as the FOMC continues to raise short-term interest rates.

Outlook

Monetary policy is currently focused on restoring the target Fed funds rate to a more neutral level that is neither overly accommodative nor restrictive. We believe that level is, at a minimum, 3.5% and would not be surprised to see it move higher. As a result, we expect the FOMC to continue its campaign of steady rate hikes unless the economy shows signs of great strain. The FOMC may increase the amount of each rate hike if inflation expectations increase significantly.

Of course, much will depend on economic data going forward. In a growing economy, a rising Fed funds rate should push money-market rates higher. Over the past year, the issuance of commercial paper increased modestly as corporations returned to borrowing to expand business. We expect that trend to continue in 2005 and the new supply to be easily absorbed by investors looking for extra yield in the money markets. In addition, a persistent U.S. budget deficit means the Treasury should maintain a ready supply of Treasury bills.

Going forward, we believe the Fund continues to be well positioned for rising interest rates and the current bond-market environment.

April 2005

Portfolio Statistics
March 31, 2005

Maturity Schedule
Weighted Average
3/31/05
16 years

SEC Yield
30 days ended
3/31/05
2.15%

% of total
Economic Sectors	investments
Brokerage	1.6%
Equity Securities	1.0%
Financial Services	1.0%
Industrial	21.9%
Industrial - Finance	4.4%
Municipal Obligations	18.3%
Transportation	3.1%
U.S. Treasury	44.7%
Utility	4.0%
Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (inception date December 31, 2004 to March 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period**
	12/31/04*	3/31/05	12/31/04 - 3/31/05
Actual	$1,000.00	$1,019.00	$6.29
Hypothetical	$1,000.00	$1,018.70	$6.29
(5% return per
year before taxes)

* Inception date.

** Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 182/365.

Schedule of Investments
March 31, 2005

	Principal
Corporate Bonds - 28.9%	Amount	Value
APL Ltd., 8.00%, 1/15/24	$15,000	$15,938
BAE Systems Asset Trust, 6.664%, 9/15/13 (e)	9,756	10,499
Belvoir Land LLC, 5.03%, 12/15/25	15,000	14,416
Deluxe Corp., 5.125%, 10/1/14	15,000	14,219
Ford Motor Credit Co., 7.00%, 10/1/13	30,000	29,075
General Motors Acceptance Corp., 6.75%, 12/1/14	16,000	13,802
General Motors Corp., 8.80%, 3/1/21	25,000	22,857
Golden State Petroleum Transport Corp., 8.04%, 2/1/19	15,000	16,109
Goldman Sachs Group, Inc., 6.345%, 2/15/34	15,000	15,524
HCA, Inc., 6.375%, 1/15/15	5,000	4,973
Ingersoll-Rand Co. Ltd., 6.015%, 2/15/28	25,000	27,204
JC Penney Co., Inc., 7.95%, 4/1/17	5,000	4,750
Kinder Morgan Energy Partners LP, 5.80%, 3/15/35	20,000	19,005
Land O'Lakes Capital Trust I, 7.45%, 3/15/28 (e)	10,000	7,000
Leucadia National Corp., 3.75%, 4/15/14 (e)	10,000	9,836
Puget Energy Inc., 7.02%, 12/1/27	20,000	23,806
QBE Insurance Group Ltd., 5.647%, 7/1/23 (e)	15,000	14,805
Scottish Power plc, 5.81%, 3/15/25	15,000	15,078
Sociedad Concesionaria Autopista Central SA, 6.223%, 12/15/26 (e)	30,000	30,745
Southwest Airlines, Co., 5.125%, 3/1/17	15,000	14,102
Toll Road Investors Partnership II LP, Zero Coupon, 2/15/45 (e)	130,000	15,255
Tyco International Group SA, 6.375%, 6/15/05	15,000	15,082
Vale Overseas Ltd., 8.25%, 1/17/34	10,000	10,350

Total Corporate Bonds (Cost $375,141)		364,430

Taxable Municipal Obligations - 12.9%
Fairfield California Pension Obligation Revenue Bonds:
5.22%, 6/1/20	15,000	14,737
5.34%, 6/1/25	15,000	15,011
Grant County Washington Public Utility District
Revenue Bonds, 5.04%, 1/1/15	25,000	24,884
Hammonton New Jersey GO Bonds, 5.90%, 3/1/18	15,000	15,395
Howell Township New Jersey School District GO Bonds,
5.30%, 7/15/19	25,000	24,580
Indianapolis Indiana Local Public Improvement Bank
Revenue Bonds, 5.09%, 7/15/18	20,000	19,676
Kalamazoo Michigan Building Authority Revenue Bonds,
5.00%, 10/1/20	20,000	19,392
Metropolitan Washington DC Airport Authority System
Revenue Bonds, 5.69%, 10/1/30	15,000	15,000
Oregon State School Boards Association GO Bonds,
Zero Coupon, 6/30/18	30,000	14,675

Total Taxable Municipal Obligations (Cost $165,818)		163,350

	Principal
U.S. Treasury Obligations - 34.5%	Amount	Value
United States Treasury Bonds, 5.375%, 2/15/31	$5,000	$5,450
United States Treasury Notes:
4.25%, 11/15/14	432,000	423,023
4.00%, 2/15/15	7,000	6,724

Total U.S. Treasury Obligations (Cost $434,935)		435,197

Equity Securities - 0.8%	Shares	Value
HSBC USA, Inc., Preferred	400	$10,000

Total Equity Securities (Cost $10,000)		10,000

Total Investments (Cost $985,894) - 77.1%		972,977
Other assets and liabilities, net - 22.9%		288,762
Net Assets - 100%		$1,261,739

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Abbreviations:

GO: General Obligation

LLC: Limited Liability Corporation

LP: Limited Partnership

See notes to financial statements.

Statement of Assets and Liabilities
March 31, 2005

Assets	Value
Investments in securities, at value (Cost $985,894) - see accompanying schedule	$972,977
Cash	342,890
Receivable for securities sold	59,949
Receivable from Calvert Asset Management Co., Inc.	4,960
Receivable for shares sold	776
Interest and dividends receivable	12,442
Other assets	17,697
Total assets	1,411,691

Liabilities
Payable for securities purchased	135,489
Payable to Calvert Administrative Services Company	309
Payable to Calvert Shareholder Services, Inc.	17
Payable to Calvert Distributors, Inc.	257
Accrued expenses and other liabilities	13,880
Total liabilities	149,952
Net Assets	$1,261,739

Net Assets Consist of:
Paid in capital applicable to 82,972 shares of beneficial interest,
unlimited number of no par shares authorized	$1,249,542
Undistributed net investment income	154
Accumulated net realized gain (loss) on investments	24,960
Net unrealized appreciation (depreciation) on investments	(12,917)

Net Assets	$1,261,739

Net Asset Value Per Share	$15.21

See notes to financial statements.

Statement of Operations
From Inception December 31, 2004
Through March 31, 2005

Net Investment Income
Investment Income:
Interest income	$8,950
Total investment income	8,950

Expenses:
Investment advisory fee	1,078
Administrative fees	808
Transfer agency fees and expenses	3,323
Distribution plan expenses	673
Trustees' fees and expenses	5,884
Custodian fees	655
Registration fees	5,929
Reports to shareholders	1,940
Professional fees	8,581
Miscellaneous	896
Total expenses	29,767
Reimbursements from Advisor	(26,398)
Fees paid indirectly	(2)
Net expenses	3,367
Net Investment Income	5,583

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	22,302
Net increase from payment by affiliate (see Note B)	2,658
Change in unrealized appreciation (depreciation)	(12,917)

Net Realized and Unrealized Gain
(Loss) on Investments	12,043

Increase (Decrease) in Net Assets
Resulting From Operations	$17,626

See notes to financial statements.

Statement of Changes in Net Assets

From Inception,
December 31, 2004
Through
March 31,
Increase (Decrease) in Net Assets	2005
Operations:
Net investment income	$5,583
Net realized gain (loss) on investments	22,302
Net increase from payment by affiliate	2,658
Change in unrealized appreciation (depreciation)	(12,917)

Increase (Decrease) in Net Assets
Resulting From Operations	17,626

Distributions to shareholders from:
Net investment income	(5,429)
Total distributions	(5,429)

Capital share transactions:
Shares sold	1,244,185
Reinvestment of distributions	5,357
Shares redeemed	--
Total capital share transactions	1,249,542

Total Increase (Decrease) in Net Assets	1,261,739

Net Assets
Beginning of period	--
End of period (including undistributed net investment income of $154)	$1,261,739

Capital Share Activity
Shares sold	82,620
Reinvestment of distributions	352
Shares redeemed	--
Total capital share activity	82,972

See notes to financial statements.

Notes to Financial Statements

Note A ---- Significant Accounting Policies

General: The Calvert Long Term Income Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund commenced operations on December 31, 2004. Class A shares of the Fund are sold with a maximum front-end sales charge of 3.75%.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principle market in which such securities are normally traded. If events occur after the close of the principle market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2005, no securities were fair valued under the direction of the Board of Trustees.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Options: The Fund may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. Risks from writing or purchasing option securities arise from possible illiquidity of the options market and the movement in the value of the investment or in interest rates. The risk associated with purchasing options is limited to the premium originally paid.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Short Sales: The Fund may use short sales of U.S. Treasury securities for the limited purpose of hedging the Fund's duration. Any short sales will be covered with an equivalent amount of high quality, liquid securities in a segregated account at the Fund's custodian.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee is paid to the Fund, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on an annual rate of .40% of the Fund's average daily net assets.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2006. The contractual expense cap is 1.25%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor benefits from the expense offset arrangement, and the Advisor's obligation under the contractual limitation is reduced by the credits earned.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .30% of the average daily net assets.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. The Distribution Plan, adopted by Class A shares, allows the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50% annually of the Fund's average daily net assets of Class A.

The Distributor received $1,334 as its portion of the commissions charged on sales of the Fund's Class A shares for the period ended March 31, 2005.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $22 for the period ended March 31, 2005. Boston Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $25,000 plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

On March 30, 2005, the Advisor voluntarily contributed $2,658 to the Fund to reimburse the effect of a realized loss caused by a trading error. This transaction was deemed a "payment by affiliate."

Note C -- Investment Activity

During the period, purchases and sales of investments, other than short-term and U.S. government securities, were $4,545,636 and $3,979,465, respectively. U.S. Government security purchases and sales were $2,992,178 and $2,559,775, respectively.

The cost of investments owned at March 31, 2005 for federal income tax purposes was $993,609. Net unrealized depreciation aggregated $20,632, of which $999 related to appreciated securities and $21,631 related to depreciated securities.

The Fund may sell or purchase securities to and from other funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the period ended March 31, 2005, purchase and sales transactions were $467,790 and $307,981, respectively. Net realized loss on the sale of securities was $7,447.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Fund had no borrowings under the agreement during the period ended March 31, 2005.

Financial Highlights

Period Ended
March 31,
2005 ^
Net asset value, beginning	$15.00
Income from investment operations
Net investment income	.08
Net realized and unrealized gain (loss)	.21
Total from investment operations	.29
Distributions from:
From net investment income	(.08)
Total increase (decrease) in net asset value	.21
Net asset value, ending	$15.21

Total return*	1.90%**
Ratios to average net assets: A
Net investment income	2.07% (a)
Total expenses	11.05% (a)
Expenses before offsets	1.25% (a)
Net expenses	1.25% (a)
Portfolio turnover	733%
Net assets, ending (in thousands)	$1,262

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Total return would have been 1.63% without the payment by affiliate. On March 30, 2005, the Advisor voluntarily contributed $2,658 to the Fund to reimburse the effect of a realized loss caused by a trading error. This transaction was deemed a "payment by affiliate."

^ From December 31, 2004, inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Calvert Long-Term Income Fund

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Balanced Fund
CSIF Balanced Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund
California Limited-Term Municipal Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund


Calvert INVESTMENTS THAT MAKE A DIFFERENCE (R)
March 31, 2005
Semi-Annual Report
Calvert New Vision
Small Cap Fund
An Ameritas Acacia Company
E-Delivery Sign-up -- details inside

President's Letter
1

Social Update
3

Portfolio Management Discussion
4

Shareholder Expense Example
8

Statement of Net Assets
10

Statement of Operations
13

Statements of Changes in Net Assets
14

Notes to Financial Statements
16

Financial Highlights
21

Explanation of Financial Tables
26

Proxy Voting and Availability of Quarterly Portfolio Holdings
28

Basis for Board's Approval of Investment Advisory Contracts
28

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Dear Shareholder:

Over the six months ended March 31, 2005, the markets generally moved forward, in step with solid U.S. economic growth, corporate profitability, and a favorable response to last November's U.S. Presidential election. These positive factors were offset somewhat by growing investor concerns over rising interest rates, climbing energy prices, and record U.S. deficits--trends that are likely to present challenges for the markets in times ahead.

The broad U.S. stock market advanced 6.88% (as measured by the S&P 500 Index), while overseas stocks generally outpaced their U.S. counterparts.1 Overall, bond returns trended flat, with the Lehman U.S. Credit Index gaining 0.20% for the six months ended March 31, 2005.

Calvert has always encouraged investors to diversify their portfolios to reduce risk, and we believe a transitional market like the one we're currently experiencing demonstrates the continued relevance and importance of a diversified portfolio. So we strongly recommend that investors work with their financial advisors to develop a sound asset allocation strategy and stick to it, rebalancing as necessary to maintain their chosen allocation target.

Your Investments

Calvert continues to strive toward our dual goals of favorable investment results and a positive impact on corporate conduct toward the environment, workplace, and society. On the investment side, we are very pleased that several Calvert funds have again been recognized during the year by the industry for their excellence, including awards from Standard & Poor's/BusinessWeek2 and USA Today.3 In addition, Barron's once again counted Calvert among "The Best Mutual Fund Families" in its February 7, 2005, issue.

A Long-Term Perspective

In managing our equity funds, Calvert uses a unique Double Diligence ™ research process with two integral components -- a rigorous review of financial performance and a thorough assessment of corporate integrity. We believe that companies which operate with integrity toward their employees, their communities, and the environment are better positioned for success. So we only invest in companies that meet standards for both components.

Calvert believes that this disciplined investment process -- which also emphasizes diversified portfolios -- will lead to lower risk and better long-term performance. Of course, we recommend the same long-term, diversified and disciplined approach to our shareholders.

Working with a financial professional can provide important insights into investment markets and personal financial planning, as well as the guidance to create and maintain a thoughtful investment strategy. Thank you for your continued investment with Calvert, and we look forward to serving you in the year ahead.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2005

1. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index gained 15.25% during the six-month period ended March 31, 2005.

2. BusinessWeek, March 21, 2005. BusinessWeek evaluated funds for the best risk-adjusted total returns over the past five years. BusinessWeek considered funds open to new investors that had at least $100 million in assets, a minimum investment of no more than $26,000, and a fund manager at the helm of the portfolio for at least five years. S&P evaluated each fund's year-by-year returns for performance consistency. S&P also evaluated expenses, turnover, and investment management style.

3. USA Today, USA Today's 2005 Mutual Fund All-Stars," March 13, 2005. Using the Morningstar database, USA Today evaluated US stock funds for their risk-adjusted three- and five-year performance in their peer group category. The same manager had to have been at the helm of the fund for at least five years and the fund had to be open to new investors.

Social Update
Shareholder Activism

Calvert shareholder activism focuses on supporting good companies that can become even better at helping create a fair, sustainable society. Our current areas of activism are board diversity, executive compensation, and greenhouse-gas reduction, and for the six-month reporting period we're happy to report progress in all three:

n Three of 12 companies we've worked with have agreed to adopt the basic principles of Calvert's Model Nominating Committee Charter Language on Board Diversity. These principles help to ensure that women and minority candidates are routinely included in every director search.

n In the area of executive compensation, two of four other companies we've worked with, Xerox and Dollar General, agreed to our request for aligning executive compensation with social and financial performance.

n All four companies from which we requested additional greenhouse-gas disclosure responded positively.

Calvert began the 2004-2005 proxy season by filing 28 shareholder proposals. Although we are still early in the season, 13 resolutions have already been withdrawn because the companies have agreed to our requests.

We invite our own shareholders to visit www.calvert.com/sri.html to learn more about Calvert's advocacy programs.

Corporate Transparency

Calvert Group, Ltd. became the first U.S.-based asset management firm to sign on to the new Transparency Guidelines promulgated by the European Social Investment Forum (Eurosif). These guidelines were designed for use by the responsible-investment sector to provide more disclosure and increased accountability to investors.

Portfolio Management Discussion

James Awad
of Awad Asset Management, Inc.

Performance

For the six-month reporting period ended March 31, 2005, Calvert New Vision Small Cap Fund(R) Class A shares returned 0.36% versus 8.00% for the benchmark Russell 2000(R) Index. Stock selection, rather than sector/industry allocation, created the largest drag on fund performance relative to the benchmark.

Investment Climate

Concerns about oil prices, inflation, and interest rates coalesced during the reporting period and began to offset the power of positive earnings that drove the markets higher earlier. Breaking the six-month period into two three-month subsets, we see that the markets advanced during the first period and declined during the second. The small-cap sector outperformed during the initial period and underperformed during the second. However, the net result was an advance in equity prices.

Portfolio Strategy

Commodities, including crude oil and natural gas, have been performing well lately, and that performance has helped stock prices in the Integrated Oils, Other Energy, and Materials and Processing sectors. In fact, commodity and energy-related stocks were the best-performing sectors in the small-cap market during the reporting period. These types of stocks do not have the unit-growth characteristics we seek in the companies we consider for investment. (Unit growth is considered a strong source of long-term viability, as it represents either a generally growing market for a company's products or a company's capture of greater market share.) In addition, as logically results from the nature of socially responsible portfolios, we were underweight to these sectors because some of the companies doing business in the sectors do not meet our screening criteria. While we are able to invest in companies in Other Energy, and our holdings there performed in line with the sector, good unit-growth firms were not available in the Materials and Processing sector, and as a result we were underweight to that area.

Individual stocks that contributed positively to Fund performance were Unova Inc. (industrial technologies), Adesa Inc. (wholesale vehicle auctions and redistributions), KV Pharamaceuticals, Capital Crossing Bank, and infoUSA (sales leads and mailing lists). We continue to hold these positions.

Stocks that had a negative effect on Fund performance were Startek and NCO Group (both are business-processing outsourcing firms), Commscope (cable and connectivity design and manufacturing), Federal Signal (safety, signaling, and communications equipment), and Axcelis (semiconductor processing equipment). We are reducing positions in Startek and Federal Signal, both of which produced lower earnings growth than anticipated and appeared to us to have further disappointments in store. However, we retain confidence in our other positions in this group and will continue to hold those stocks.

Outlook

Our belief is that 2005 will turn out to be similar to 2004 -- with some economic concerns affecting the markets -- but in the end we are upbeat about the prospects for the coming year.

Overall, with demand for oil high and refining capacity limited, we have entered an era of higher oil prices. However, we believe the U.S. economy is big enough and broad enough to prosper even in the face of higher energy prices. And, we note increased energy efficiency in our economy.

We believe anticipated increases in inflation and interest rates should be within the range of market expectation and, therefore, not destabilizing to financial markets. In terms of inflation, we anticipate rises from the abnormally low levels of a few years ago, but we also see powerful long-term disinflationary forces at work internationally which should restrain these increases domestically. In addition, the Federal Reserve is attentive to potential challenges and will lean against incipient inflation pressures.

Corporate profits -- the ultimate driver of stock prices -- are growing. In addition, our society has begun the political debate regarding long-term problems related to the federal budget deficit, the trade deficit, and demographic issues affecting Social Security and Medicare.

All in all, while there are issues of concern, we believe the fundamental pulse of the equity markets is sound. Small- to mid-capitalization equities remain attractive relative to larger-cap companies because of their better growth rates and reasonable valuations.

The quality of our research and investment effort remains strong and structurally sound. As a result, we believe that regression to the mean should produce favorable results for our clients going forward.

April 2005

Portfolio Statistics
March 31, 2005
Investment Performance
(total return at NAV)

	6 Months	12 Months
	ended	ended
	3/31/05	3/31/05
Class A	0.36%	(7.00%)
Class B	(0.08%)	(7.84%)
Class C	(0.02%)	(7.79%)
Class I	0.72%	(6.33%)
Russell 2000
Index TR*	8.00%	5.41%
Lipper Small-Cap
Core Funds Avg.*	9.39%	7.89%

Ten Largest Stock Holdings

	% of Net Assets
Interactive Data Corp.	5.1%
John Wiley & Sons, Inc.	5.0%
CommScope, Inc.	4.2%
UNOVA, Inc.	4.0%
Highland Hospitality Corp.	3.9%
infoUSA, Inc.	3.7%
Adesa, Inc.	3.7%
Quanta Capital Holdings Lts.	3.5%
Brinker International, Inc.	3.5%
PMI Group, Inc.	3.5%
Total	40.1%
Economic Sectors

	% of Total Investments
Consumer Discretionary	30.9%
Consumer Staples	2.5%
Financial Services	27.8%
Health Care	3.7%
Materials & Processing	2.6%
Non-Equities	2.5%
Other Energy	6.6%
Producer Durables	8.3%
Technology	15.1%
	100.0%

Asset Allocation

Stocks	97.5%
Notes	0.4%
Cash & Cash Equivalents	2.1%
	100.0%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

TR represents total return.

*Source: Lipper Analytical Services, Inc.

Portfolio Statistics
March 31, 2005
Average Annual Total Returns
(with max. load)

Class A Shares
One year	(11.43%)
Five year	0.33%
Since inception	3.68%
(1/31/97)

Class B Shares
One year	(12.45%)
Five year	0.15%
Since inception	2.83%
(4/1/98)

Portfolio Statistics
March 31, 2005
Average Annual Total Returns
(with max. load)

Class C Shares
One year	(8.71%)
Five year	0.48%
Since inception	3.50%
(1/31/97)

Class I Shares*
One year	(6.33%)
Five year	2.32%
Since inception	5.04%
(3/1/99)

New subadvisor assumed management of the Fund effective October 1997.

PERFORMANCE COMPARISON

Comparison of change in value of $10,000 investment. (Source:Lipper Analytical Services, Inc.)

*Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the periods January 18, 2002 through January 30, 2003 and March 12, 2003 through July 31, 2003.

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end or deferred sales charge. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A & C shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2004 to March 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	10/1/04	3/31/05	10/1/04 - 3/31/05
Class A
Actual	$1,000.00	$1,003.60	$8.39
Hypothetical	$1,000.00	$1,016.56	$8.44
(5% return per
year before taxes)

Class B
Actual	$1,000.00	$999.20	$12.84
Hypothetical	$1,000.00	$1,012.08	$12.92
(5% return per
year before taxes)

Class C
Actual	$1,000.00	$999.90	$12.26
Hypothetical	$1,000.00	$1,012.67	$12.34
(5% return per
year before taxes)
Class I
Actual	$1,000.00	$1,007.20	$4.60
Hypothetical	$1,000.00	$1,020.34	$4.63
(5% return per
year before taxes)

* Expenses are equal to the Fund's annualized expense ratio of 1.68%, 2.58%, 2.46%, and 0.92% for Class A, Class B, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by 182/365.

Statement of Net Assets

March 31, 2005

Equity Securities - 97.7%	Shares	Value
Banks - Outside New York City - 2.6%
Capital Crossing Bank*	203,500	$6,695,150

Building - Air Conditioning - 1.7%
Lennox International, Inc.	195,000	4,274,400

Commercial Information Services - 3.8%
infoUSA, Inc.	925,000	9,721,750

Communications Technology - 5.9%
CommScope, Inc.*	722,500	10,808,600
Netgear, Inc.*	295,000	4,451,550
		15,260,150

Computer - Services, Software & Systems - 1.8%
Dendrite International, Inc.*	338,400	4,751,136

Computer Technology - 4.0%
UNOVA, Inc.*	502,000	10,366,300

Drugs & Pharmaceuticals - 3.3%
KV Pharmaceutical Co.*	373,250	8,659,400

Electrical & Electronics - 3.3%
Benchmark Electronics, Inc.*	130,000	4,137,900
TTM Technologies, Inc.*	422,000	4,414,120
		8,552,020

Financial Information Services - 5.1%
Interactive Data Corp.*	634,000	13,155,500

Financial Miscellaneous - 1.9%
MoneyGram International, Inc.	256,400	4,843,396

Foods - 2.5%
NBTY, Inc.*	260,000	6,523,400

Insurance - Property & Casualty - 7.0%
PMI Group, Inc.	237,000	9,008,370
Quanta Capital Holdings Ltd.*	1,135,000	9,080,000
		18,088,370

Investment Management Companies - 3.4%
MCG Capital Corp.	569,400	8,760,219

Manufactured Housing - 2.8%
Champion Enterprises, Inc.*	767,800	7,217,320

Equity Securities - Cont'd	Shares	Value
Manufacturing - 2.0%
Federal Signal Corp.	345,900	$5,247,303

Medical & Dental - Instruments & Supplies - 0.3%
Bio-Rad Laboratories, Inc.*	17,325	843,901

Oil - Crude Producers - 6.6%
Comstock Resources, Inc.*	105,000	3,017,700
Energy Partners Ltd.*	262,900	6,827,513
Swift Energy, Co.*	253,000	7,195,320
		17,040,533

Production Technology Equipment - 3.5%
Axcelis Technologies, Inc.*	1,231,000	8,986,300

Publishing - Miscellaneous - 5.0%
John Wiley & Sons, Inc.	364,400	12,845,100

Real Estate - 1.0%
Sunterra, Corp.*	165,500	2,495,740

Real Estate Investment Trust - 6.2%
Crescent Real Estate Equities Co.	165,000	2,696,100
Highland Hospitality Corp.	977,400	10,116,090
Saxon Capital, Inc.	182,300	3,135,560
		15,947,750

Restaurants - 3.5%
Brinker International, Inc.*	250,000	9,055,000

Retail - 6.1%
1-800-FLOWERS.COM, Inc.*	320,000	2,422,400
Stage Stores, Inc.*	202,900	7,789,331
United Auto Group, Inc.	197,900	5,507,557
		15,719,288
Savings & Loans - 1.7%
Commercial Capital Bancorp, Inc.	222,300	4,523,805

Services - Commercial - 9.9%
Adesa, Inc.	405,500	9,472,480
NCO Group, Inc.*	342,686	6,699,511
SIRVA, Inc.*	530,000	3,768,300
StarTek, Inc.	331,450	5,568,360
		25,508,651
Wholesalers - 2.8%
Tech Data Corp.*	194,500	7,208,170

Total Equity Securities (Cost $236,712,812)		252,290,052
	Principal
Certificates of Deposit - 0.0%	Amount	Value
ShoreBank & Trust Co., 2.85%, 2/11/06 (b)(k)	$100,000	$99,770

Total Certificates of Deposit (Cost $100,000)		99,770

High Social Impact Investments - 0.4%
Calvert Social Investment Foundation Notes, 2.17%, 7/1/07 (b)(i)(r)	950,000	938,552

Total High Social Impact Investments (Cost $950,000)		938,552

U.S. Government Agencies and Instrumentalities - 2.1%
Federal Home Loan Bank Discount Notes, 4/1/05	5,400,000	5,400,000

Total U.S. Government Agencies
and Instrumentalities (Cost $5,400,000)		5,400,000

Total Investments (Cost $243,162,812) - 100.2%		258,728,374
Other assets and liabilities, net - (0.2%)		(418,719)
Net Assets - 100%		$258,309,655

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock with
250,000,000 shares of $0.01 par value share authorized.
Class A: 11,195,342 shares outstanding		$186,949,034
Class B: 1,419,518 shares outstanding		21,718,058
Class C: 1,589,116 shares outstanding		25,031,371
Class I: 192,103 shares outstanding		3,852,521
Undistributed net investment income (loss)		(239,503)
Accumulated net realized gain (loss) on investments		5,432,612
Net unrealized appreciation (depreciation) on investments		15,565,562
Net Assets		$258,309,655

Net Asset Value Per Share
Class A (based on net assets of $203,730,937)		$18.20
Class B (based on net assets of $23,944,161)		$16.87
Class C (based on net assets of $27,016,491)		$17.00
Class I (based on net assets of $3,618,066)		$18.83

* Non income producing security.

(b) This security was valued by Board of Trustees, see note A.

(i) Restricted securities represent 0.4% of net assets of the Fund.

(k) These certificates of deposit are fully insured by agencies of the federal government.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

	Acquisition
Restricted Securities	Dates	Cost
Calvert Social Investment Foundation Notes,
2.17%, 7/1/07	7/1/04	$950,000

See notes to financial statements.

Statement of Operations
Six months ended March 31, 2005

Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $34,809)	$2,186,097
Interest income	115,034
Total investment income	2,301,131

Expenses:
Investment advisory fee	1,037,754
Transfer agency fees and expenses	471,560
Distribution Plan expenses:
Class A	273,108
Class B	131,072
Class C	143,551
Trustees' fees and expenses	8,630
Administrative fees	343,399
Accounting fees	39,191
Custodian fees	13,389
Registration fees	17,245
Reports to shareholders	62,402
Professional fees	9,146
Miscellaneous	10,600
Total expenses	2,561,047
Reimbursement from Advisor:
Class I	(1,959)
Fees waived	(11,485)
Fees paid indirectly	(6,969)
Net expenses	2,540,634

Net Investment Income (Loss)	(239,503)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	6,816,701
Foreign currency transactions	1,254
6,817,955

Change in unrealized appreciation or (depreciation) on investments	(5,322,451)

Net Realized and Unrealized Gain (Loss)	1,495,504

Increase (Decrease) in Net Assets
Resulting From Operations	$1,256,001

See notes to financial statements.

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income (loss)	($239,503)	($1,781,801)
Net realized gain (loss)	6,817,955	32,075,509
Change in unrealized appreciation or (depreciation)	(5,322,451)	(5,292,351)

Increase (Decrease) in Net Assets
Resulting From Operations	1,256,001	25,001,357

Distributions to shareholders from:
Net realized gain:
Class A Shares	(6,828,488)	--
Class B Shares	(892,988)	--
Class C Shares	(955,674)	--
Class I Shares	(97,068)
Total distributions	(8,774,218)	--

Capital share transactions:
Shares sold:
Class A Shares	24,534,368	80,264,552
Class B Shares	1,213,567	6,996,217
Class C Shares	2,961,653	10,895,468
Class I Shares	851,955	3,345,725
Reinvestment of distributions:
Class A Shares	6,415,905	--
Class B Shares	769,752	--
Class C Shares	793,552	--
Class I Shares	97,068	--
Redemption fees:
Class A Shares	3,485	1,239
Shares redeemed:
Class A Shares	(35,709,624)	(44,293,296)
Class B Shares	(3,312,822)	(2,757,661)
Class C Shares	(3,295,046)	(4,723,261)
Class I Shares	(106,077)	(1,475,427)
Total capital share transactions	(4,782,264)	48,253,556

Total Increase (Decrease) in Net Assets	(12,300,481)	73,254,913

Net Assets
Beginning of period	270,610,136	197,355,223
End of period (including net investment loss
of $239,503 and $0, respectively.)	$258,309,655	$270,610,136

	Six Months Ended	Year Ended
	March 31,	September 30,
Capital Share Activity	2005	2004
Shares sold:
Class A Shares	1,278,320	4,173,321
Class B Shares	68,111	386,827
Class C Shares	165,483	600,430
Class I Shares	43,140	160,988
Reinvestment of distributions:
Class A Shares	331,058	--
Class B Shares	42,716	--
Class C Shares	43,722	--
Class I Shares	4,851	--
Shares redeemed:
Class A Shares	(1,866,946)	(2,310,482)
Class B Shares	(186,454)	(153,233)
Class C Shares	(185,084)	(261,766)
Class I Shares	(5,316)	(80,223)
Total capital share activity	(266,399)	2,515,862

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert New Vision Small Cap Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund offers four classes of shares of beneficial interest. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, that are expected to materially affect the value of those securities then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2005, securities valued at $1,038,322, or 0.4% of net assets, were fair valued in good faith under the direction of the Board of Trustees.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Options: The Fund may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. Risks from writing or purchasing option securities arise from possible illiquidity of the options market and the movement in the value of the investment or in interest rates. The risk associated with purchasing options is limited to the premium originally paid.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Fund's Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within five days for Class I shares). The redemption fee is paid to the Fund, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .75% based on the Fund's average daily net assets. Under the terms of the agreement, $168,856 was payable at period end. In addition, $83,142 was payable at period end for operating expenses paid by the Advisor during March 2005.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2006 for Class I. The contractual expense cap is .92%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor benefits from the expense offset arrangement and the Advisor's obligation under the contractual limitation is reduced by the credits earned.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .25% for Class A, Class B, and Class C shares and .10% for Class I shares based on their average daily net assets. Under the terms of the agreement, $54,136 was payable at period end. For the six months ended March 31, 2005, CASC waived $11,485 of its fee.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .25%, 1.00% and 1.00% annually of average daily net assets of each Class A, Class B and Class C, respectively. Class I does not have Distribution Plan expenses. Under the terms of the agreement, $88,938 was payable at period end.

The Distributor received $41,561 as its portion of the commissions charged on sales of the Fund's Class A shares for the six months ended March 31, 2005.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received fees of $85,825 for the six months ended March 31, 2005. Under the terms of the agreement, $13,344 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

The Fund may invest in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $25,000 plus $1,500 for each Board and Committee meeting attended. Trustees fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, purchases and sales of investments, other than short-term securities, were $110,252,129 and $119,163,723, respectively.

The cost of investments owned at March 31, 2005 for federal income tax purposes was $244,218,814. Net unrealized appreciation aggregated $14,509,560, of which $35,057,399 related to appreciated securities and $20,547,839 related to depreciated securities.

Net realized capital loss carryforward for federal income tax purposes of $685,644 (from Calvert Social Investment Fund Technology Portfolio) at September 30, 2004 may be available, subject to certain tax limitations, to offset future capital gains until expiration in September 2010.

The Fund may sell or purchase securities to and from other funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Securities Act of 1940. For the six months ended March 31, 2005, such purchases and sales transactions were $0 and $5,008,462, respectively.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2005. For the six months ended March 31, 2005, borrowings by the Fund under the Agreement were as follows:

	Weighted		Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$126,761	2.65%	$7,460,305	November 2004

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2005	2004	2003
Net asset value, beginning	$18.70	$16.43	$13.61
Income from investment operations
Net investment income (loss)	--	(.10)	(.15)
Net realized and unrealized gain (loss)	0.10	2.37	3.11
Total from investment operations	0.10	2.27	2.96
Distributions from
Net investment income	--	--	(.13)
Net realized gain	(0.60)	--	(.01)
Total distributions	(0.60)	--	(.14)
Total increase (decrease) in net asset value	(0.50)	2.27	2.82
Net asset value, ending	$18.20	$18.70	$16.43
Total return*	0.36%	13.82%	21.89%
Ratios to average net assets: A
Net investment income (loss)	(0.02%) (a)	(0.53%)	(1.03%)
Total expenses	1.69% (a)	1.69%	1.77%
Expenses before offsets	1.68% (a)	1.69%	1.76%
Net expenses	1.68% (a)	1.68%	1.75%
Portfolio turnover	41%	54%	54%
Net assets, ending (in thousands)	$203,731	$214,143	$157,611

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2002	2001	2000
Net asset value, beginning	$15.39	$18.43	$13.49
Income from investment operations
Net investment income (loss)	.19	(.11)	(.13)
Net realized and unrealized gain (loss)	(1.60)	(1.51)	5.07
Total from investment operations	(1.41)	(1.62)	4.94
Distributions from
Net realized gain	(.37)	(1.42)	--
Total distributions	(.37)	(1.42)	--
Total increase (decrease) in net asset value	(1.78)	(3.04)	4.94
Net asset value, ending	$13.61	$15.39	$18.43
Total return*	(9.65%)	(8.99%)	36.62%
Ratios to average net assets: A
Net investment income (loss)	1.11%	(.66%)	(.82%)
Total expenses	1.70%	1.76%	1.79%
Expenses before offsets	1.70%	1.72%	1.76%
Net expenses	1.70%	1.63%	1.50%
Portfolio turnover	41%	66%	113%
Net assets, ending (in thousands)	$109,207	$84,979	$79,641
Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class B Shares	2005	2004	2003
Net asset value, beginning	$17.45	$15.47	$12.94
Income from investment operations
Net investment income (loss)	(0.08)	(.24)	(.22)
Net realized and unrealized gain (loss)	0.10	2.22	2.88
Total from investment operations	0.02	1.98	2.66
Distributions from
Net investment income	--	--	(.12)
Net realized gain	(0.60)	--	(.01)
Total distributions	(0.60)	--	(.13)
Total increase (decrease) in net asset value	(0.58)	1.98	2.53
Net asset value, ending	$16.87	$17.45	$15.47

Total return*	(0.08%)	12.80%	20.71%
Ratios to average net assets: A
Net investment income (loss)	(0.91%) (a)	(1.42%)	(2.02%)
Total expenses	2.59% (a)	2.58%	2.76%
Expenses before offsets	2.58% (a)	2.58%	2.75%
Net expenses	2.58% (a)	2.57%	2.74%
Portfolio turnover	41%	54%	54%
Net assets, ending (in thousands)	$23,944	$26,089	$19,522

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2002	2001	2000
Net asset value, beginning	$14.80	$17.96	$13.29
Income from investment operations
Net investment income (loss)	.03	(.27)	(.30)
Net realized and unrealized gain (loss)	(1.52)	(1.47)	4.97
Total from investment operations	(1.49)	(1.74)	4.67
Distributions from
Net realized gain	(.37)	(1.42)	--
Total increase (decrease) in net asset value	(1.86)	(3.16)	4.67
Net asset value, ending	$12.94	$14.80	$17.96

Total return*	(10.59%)	(9.96%)	35.14%
Ratios to average net assets: A
Net investment income (loss)	.18%	(1.74%)	(1.86%)
Total expenses	2.76%	2.87%	2.97%
Expenses before offsets	2.76%	2.82%	2.94%
Net expenses	2.76%	2.71%	2.52%
Portfolio turnover	41%	66%	113%
Net assets, ending (in thousands)	$11,878	$6,477	$4,484

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2005	2004	2003
Net asset value, beginning	$17.57	$15.57	$13.00
Income from investment operations
Net investment income (loss)	(0.07)	(.21)	(.23)
Net realized and unrealized gain (loss)	0.10	2.21	2.93
Total from investment operations	0.03	2.00	2.70
Distributions from
Net investment income	--	--	(.12)
Net realized gain	(0.60)	--	(.01)
Total distributions	(0.60)	--	(.13)
Total increase (decrease) in net asset value	(0.57)	2.00	2.57
Net asset value, ending	$17.00	$17.57	$15.57

Total return*	(0.02%)	12.85%	20.93%
Ratios to average net assets: A
Net investment income (loss)	(0.79%) (a)	(1.33%)	(1.89%)
Total expenses	2.47% (a)	2.49%	2.64%
Expenses before offsets	2.46% (a)	2.49%	2.62%
Net expenses	2.46% (a)	2.48%	2.61%
Portfolio turnover	41%	54%	54%
Net assets, ending (in thousands)	$27,016	$27,501	$19,092

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2002	2001	2000
Net asset value, beginning	$14.85	$17.99	$13.27
Income from investment operations
Net investment income (loss)	.04	(.24)	(.26)
Net realized and unrealized gain (loss)	(1.52)	(1.48)	4.98
Total from investment operations	(1.48)	(1.72)	4.72
Distributions from
Net realized gain	(.37)	(1.42)	--
Total distributions	(.37)	(1.42)	--
Total increase (decrease) in net asset value	(1.85)	(3.14)	4.72
Net asset value, ending	$13.00	$14.85	$17.99

Total return*	(10.49%)	(9.83%)	35.57%
Ratios to average net assets: A
Net investment income (loss)	0.27%	(1.56%)	(1.66%)
Total expenses	2.60%	2.69%	2.68%
Expenses before offsets	2.60%	2.65%	2.65%
Net expenses	2.59%	2.54%	2.33%
Portfolio turnover	41%	66%	113%
Net assets, ending (in thousands)	$13,260	$8,489	$8,799

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,	March 12,
Class I Shares	2005	2004	2003(z)	2003(y)
Net asset value, beginning	$19.26	$16.46	$16.20	$13.25
Income from investment operations
Net investment income (loss)	0.06	.02	--	--
Net realized and unrealized gain (loss)	0.11	2.78	.26	(1.29)
Total from investment operations	0.17	2.80	.26	(1.29)
Distributions from
Net realized gain	(0.60)	--	--	--
Total distributions	(0.60)	--	--	--
Total increase (decrease) in net asset value	(0.43)	2.80	.26	(1.29)
Net asset value, ending	18.83	$19.26	$16.46	$11.96

Total return*	0.72%	17.01%	1.60%	(9.74%)
Ratios to average net assets: A
Net investment income (loss)	0.75% (a)	0.22%	(0.11%) (a)	(.31%) (a)
Total expenses	1.05% (a)	1.14%	1.01% (a)	1.12% (a)
Expenses before offsets	0.93% (a)	0.93%	.93% (a)	.93% (a)
Net expenses	0.92% (a)	0.92%	.92% (a)	.92% (a)
Portfolio turnover	41%	54%	5%	9%
Net assets, ending (in thousands)	$3,618	$2,878	$1,130	$0

		Periods Ended
	January 18,	September 30,	September 30,
Class I Shares	2002 (x)	2001	2000
Net asset value, beginning	$15.76	$18.77	$13.57
Income from investment operations
Net investment income (loss)	(.02)	.04	(.03)
Net realized and unrealized gain (loss)	2.16	(1.63)	5.23
Total from investment operations	2.14	(1.59)	5.20
Distributions from
Net realized gain	(.37)	(1.42)	--
Total distributions	(.37)	(1.42)	--
Total increase (decrease) in net asset value	1.77	(3.01)	5.20
Net asset value, ending	$17.53	$15.76	$18.77

Total return*	13.58%	(8.65%)	38.32%
Ratios to average net assets: A
Net investment income (loss)	(.35%) (a)	.25%	(.14%)
Total expenses	1,179.31% (a)	64.09%	1.64%
Expenses before offsets	.70% (a)	3.71%	.98%
Net expenses	.70% (a)	.82%	.82%
Portfolio turnover	11%	66%	113%
Net assets, ending (in thousands)	$0	$1	$46

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

(x) The last remaining shareholder in Class I redeemed on January 18, 2002.

(y) Class I shares resumed on January 30, 2003 when the Calvert Social Investment Fund's Technology Portfolio merged into the Calvert New Vision Small Cap Fund. Subsequently, the last remaining shareholder redeemed on March 12, 2003.

(z) Class I shares resumed upon shareholder investment on July 31, 2003.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fee, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

The Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between the Trust with respect to the Fund and the Advisor and the Investment Subadvisory Agreement with respect to the Fund on December 8, 2004.

In evaluating the Investment Advisory Agreement, the Board of Trustees considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other things, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable mutual funds. The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of their deliberations regarding the Investment Advisory Agreement, the Trustees considered the following factors, among other things: the nature, extent and quality of the services provided by the Advisor including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor; the allocation of the Fund's brokerage, including the Advisor's process for monitoring "best execution" and use of "soft" dollars to pay for research and other services; the direct and indirect benefits, if any, derived by the Advisor from the relationship with the Fund, the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies, including those related to personal investing, anti-money laundering and disclosure of portfolio holdings; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board of Trustees reviewed information provided by the Advisor relating to its operations and personnel, including, among other things, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Trustees' familiarity with the Advisor's senior management through Board of Trustees' meetings, discussions and other reports. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board of Trustees discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board of Trustees also noted the Advisor's responsiveness to regulatory changes and industry developments that the mutual fund industry has recently experienced. The Trustees considered the Advisor's efforts in marketing the Fund as well. The Trustees concluded that they were satisfied with the nature, extent and quality of services provided to the Fund under the Investment Advisory Agreement.

In considering the Fund's performance, the Board of Trustees noted that the Board reviews on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report. This comparison indicated that for the one- and five-year annualized periods ended June 30, 2004, the Fund outperformed its Lipper index. The Fund underperformed against its Lipper index for the three-year period ended June 30, 2004. The Fund's performance was above the median of its peer group for the same one- and five-year periods and below the median for the three-year period. The Trustees considered the Advisor's discussion of its plans to address the Fund's performance. Based upon their review, the Trustees concluded that the Advisor was addressing the Fund's performance issue and retained confidence in the Advisor's overall capabilities to manage the Fund.

In considering the Fund's fees and expenses, the Board of Trustees compared the Fund's fees and total expense ratios with various comparative data for the funds in its peer group. Among other things, the data indicated that the Fund's advisory fee is below the median of its peer group and total expenses were above the median of its peer group. Based upon their review, the Board of Trustees determined that the advisory fee was reasonable in view of the quality of services and the other factors considered.

In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provide to the Calvert Group of Funds complex. The Trustees reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it receives with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Trustees also considered that the Advisor derives reputational and other indirect benefits. The Trustees also noted that the Advisor pays the subadvisory fees out of the advisory fees the Advisor receives from the Fund. Based upon their review, the Trustees concluded that the Advisor's level of profitability from its relationship with the Fund was reasonable.

The Board considered the effect of the Fund's growth and size on its performance and fees. Although the Fund's advisory fee currently does not have a breakpoint that reduces the fee rate on assets above specified levels, the Board noted that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board of Trustees, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Trustees reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other things, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for the Subadvisor, and descriptions of the Subadvisor's investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board of Trustees reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under its Subadvisory Agreement. In the course of their deliberations, the Trustees evaluated, among other things: the nature, extent and the quality of the services to be rendered by the Subadvisor; the Subadvisor's management style and long-term performance record; the Fund's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems including those related to personal investing; and any disciplinary history. Based upon their review, the Trustees concluded that they were satisfied with the nature, extent and quality of services provided to the Fund under the Investment Subadvisory Agreement.

As noted above, the Board of Trustees considered the Fund's performance during the one-, three- and five-year annualized periods ended June 30, 2004 as compared to the Fund's peer group and noted that the Board reviews on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Trustees noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund, the Trustees noted that the fees under the Investment Subadvisory Agreement are paid by the Advisor out of the advisory fees that the Advisor receives under the Investment Advisory Agreement. The Trustees also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the fees thereunder at arm's length. For each of the above reasons, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund were not material factors in the Trustees' deliberations. For similar reasons, the Trustees did not consider the potential economies of scale in the Subadvisor's management of the Fund to be a material factor in their consideration at this time.

In reapproving the Investment Subadvisory Agreement, the Board of Trustees, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weight to various factors.

Conclusions

The Trustees reached the following conclusions regarding the Investment Advisory Agreement and the Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Fund's assets in accordance with its investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; and (e) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on their conclusions, the Trustees determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the interests of the Fund and its shareholders.

Calvert New Vision Small Cap Fund

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Balanced Fund
CSIF Balanced Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund
California Limited-Term Municipal Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund


Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees since last disclosure in response to this Item on registrant's Form N-CSR for the period ending March 31, 2004.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CALVERT FUND

By:	/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer

Date: May 31, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer

Date: May 31, 2005

/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer

Date: May 31, 2005